UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a -12

Rise Gold Corp.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RISE GOLD CORP.

345 Crown Point Circle, Suite 600

Grass Valley, CA 95945

T: 530.433.0188

NOTICE OF ANNUAL GENERAL MEETING

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual general meeting (the "Meeting") of stockholders of Rise Gold Corp. (the "Corporation") will be held at 15th Floor, 1111 West Hastings, Vancouver, British Columbia, V6E 2J3, on Wednesday, November 19, 2025, at 10:00 a.m. (Vancouver time) for the following purposes:

1. to receive the audited financial statements of the Corporation for the fiscal year ended July 31, 2025, and the accompanying report of the auditors;

2. to set the number of directors at five (5);

3. to elect directors to hold office until the next annual general meeting of the Corporation;

4. to approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers for the fiscal year ended July 31, 2025;

5. to re-appoint Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor;

6. to approve the Corporation's new "10% rolling" long-term incentive plan; and

7. to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

The accompanying information circular (the "Information Circular") provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting.

The board of directors of the Corporation has fixed October 14, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered stockholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the Information Circular.

If you are a registered stockholder of the Corporation and unable to attend the Meeting in person, please vote by proxy by following the instructions provided in the accompanying form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) before the time and date of the Meeting or any adjournment or postponement thereof.

If you are a non-registered stockholder of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, or a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada) or a similar plan under the U.S. Internal Revenue Code), or a nominee of any of the foregoing that holds your securities on your behalf (each, an "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

DATED at Vancouver, British Columbia, this 17th day of October 2025.

By Order of the Board of Directors of

RISE GOLD CORP.

Joseph E. Mullin III

Chief Executive Officer

PLEASE VOTE. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ACCOMPANYING PROXY.

SCHEDULE 14A INFORMATION

The Schedule 14A Information provided and cross-referenced below has been provided by the Corporation in compliance with requirements of the United States Securities and Exchange Commission ("SEC").

In this proxy statement, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

Item 1. Date, Time and Place Information.

See the "Introduction" section in the Information Circular.

The Corporation anticipates that the Information Circular and form of proxy will first be sent or given to stockholders on October 29, 2025.

Item 2. Revocability of Proxy.

See the "Appointment and Revocation of Proxy" section in the Information Circular.

Item 3. Dissenters' Right of Appraisal.

Not applicable.

Item 4. Persons Making the Solicitation.

See the "Introduction" and "Solicitation of Proxies" sections in the Information Circular.

Item 5. Interest of Certain Persons in Matters to be Acted Upon.

See the "Interest of Certain Persons in Matters to be Acted Upon" section in the Information Circular.

Item 6. Voting Securities and Principal Holders Thereof.

The following table sets forth certain information regarding the Corporation's common stock beneficially owned as of October 14, 2025 for (1) each stockholder known to be the beneficial owner of over 5% of the Corporation's common stock, (2) each Named Executive Officer (as defined herein), (3) each director and nominee for director, and (4) all current executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table is exercised solely by the beneficial owner thereof.

Except as otherwise disclosed in the table below, the address of each person listed below is c/o Rise Gold Corp., 345 Crown Point Circle, Suite 600 Grass Valley, CA 95945. Unless otherwise indicated in the footnotes, each of the beneficial owners listed has, to the Corporation's knowledge, sole voting and investment power with respect to the indicated securities.

For the purposes of computing the percentage of outstanding shares of the Corporation's common stock held by each person named below, any shares that such person has the right to acquire within 60 days of October 14, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Equinox Partners Investment Management, LLC Three Stamford Plaza 301 Tresser Blvd, 13th Fl Stamford, Connecticut 06901	18,464,857 (2)	19.99%
Daniel Oliver Jr. (Director) Myrmikan Gold Fund, LLC	15,442,914 (3)	16.6%
713 Silvermine Road New Canaan, Connecticut 06840	13,663,191 (4)	14.8%
Lawrence W. Lepard (Director)	5,209,101 (5)	5.6%
Joseph Mullin (CEO and President)	5,953,043 (6)	6.09%
Thomas I. Vehrs (Director)	437,775 (7)	*
Clynt Nauman (Director)	526,844 (8)	*
Mihai Draguleasa (CFO)	302,928 (9)	*
Executive officers and directors as a group (6 persons)	27,872,605	27.91%

* Less than 1%

(1) Beneficial ownership is presented on a partially diluted basis, based on 92,370,467 shares of common stock issued and outstanding as of the date of this proxy statement. Pursuant to applicable SEC rules, options, warrants or other convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are counted as outstanding for computing the percentage of the person holding such options, warrants or other convertible securities, but are not counted as outstanding for computing the percentage of any other person.

(2) Equinox Partners Investment Management, LLC ("Equinox Partners") controls 18,292,684 shares of common stock acquired on May 8, 2025 through the following funds (collectively, the "Funds") which are the beneficial owners of the shares under the direction and control of Equinox Partners as investment manager: Stichting LGP - 9,165,566 shares of common stock; Equinox Partners, LP - 7,128,884 shares of common stock; Mason Hill Partners, LP - 1,324,202 shares of common stock; Equinox Partners Precious Metals Master Fund, LP - 674,032 shares of common stock. On May 8, 2025, Equinox Partners acquired 9,146,342 warrants exercisable at a price of $0.15 until May 8, 2028. Pursuant to the terms of the warrants, no shares of common stock will be issued by the Corporation on the conversion of the warrants, if, as a result of the issuance of such shares of common stock, Equinox Partners' (together with its affiliates and any other persons or entities acting as a group together with Equinox Partners or any of its affiliates), beneficial ownership of the shares of common stock of the Corporation would exceed 19.99% (the "Restrictions"). With the Restrictions in effect, Equinox Partners has direction and control over 18,464,857 shares of common stock beneficially owned by the Funds, representing in the aggregate 19.99% of the 92,370,467 issued and outstanding shares of common stock on a partially diluted basis after giving effect to the exercise of certain of the warrants beneficially owned by the Funds (for certainty, without giving effect to the exercise of any other securities of the Corporation).

(3) Daniel Oliver Jr., a director, holds 1,210,653 shares of common stock. Mr. Oliver also holds 569,070 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 200,000 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into shares of common stock at a price of $0.10 per share until March 25, 2030, and 200,000 of which are exercisable into shares of common stock at a price of $0.10 per share until May 22, 2030. Mr. Oliver has entered into a warrant standstill agreement with the company dated April 9, 2024, as amended on April 29, May 1 and September 12, 2024 and May 8, 2025, pursuant to which Mr. Oliver has agreed not to exercise 945,326 warrants (the "Oliver Warrants") he holds, of which 300,526 are exercisable into common stock at a price of $0.158 per share until April 29, 2027, 340,000 are exercisable into common stock at a price of $0.115 per share until September 12, 2028, and 304,800 are exercisable into common stock at a price of $0.15 per share until May 8, 2028. The standstill agreement will remain in effect until terminated by Mr. Oliver upon 61 days' written notice to the company. On that basis, Mr. Oliver currently does not beneficially own the shares underlying the Oliver Warrants, as defined for purposes of Section 13(d) of the Exchange Act. Mr. Oliver is deemed to indirectly beneficially own the securities that are beneficially owned by Myrmikan Gold Fund LLC. See note (4).

(4) Myrmikan Gold Fund, LLC ("Myrmikan") holds 13,663,191 shares of common stock. Myrmikan has entered into a warrant standstill agreement with the company dated April 9, 2024, as amended October 10, 2024 and May 8, 2025 pursuant to which Myrmikan has agreed not to exercise 8,367,685 warrants (the "Myrmikan Warrants"), of which 750,000 are exercisable into common stock at a price of $0.26 per share until November 7, 2025, 140,000 are exercisable into common stock at a price of $0.26 per share until December 7, 2025, 1,350,000 are exercisable into common stock at a price of $0.158 per share until April 9, 2027, 2,882,514 are exercisable into common stock at a price of $0.1735 per share until October 10, 2028, and 3,245,171 are exercisable into common stock at a price of $0.15 per share until May 8, 2028 . The standstill agreement will remain in effect until terminated by Myrmikan upon 61 days' written notice to the Corporation. On that basis, Myrmikan currently does not beneficially own the shares underlying any of the Myrmikan Warrants, as defined for purposes of Section 13(d) of the Exchange Act. Daniel Oliver Jr., one of our directors, is the managing member of Myrmikan. Myrmikan Capital, LLC, an investment adviser, is the manager of Myrmikan (the "Manager"). Mr. Oliver owns a 97.5% membership interest in, and is the manager of, the Manager. As the manager of Myrmikan, the Manager is deemed to share beneficial ownership of the shares beneficially owned by Myrmikan. As the manager of the Manager, Mr. Oliver is likewise deemed to share beneficial ownership of the shares beneficially owned by Myrmikan and the Manager.

(5) Lawrence W. Lepard, a director, holds 977,405 shares of common stock and indirectly beneficially owns an additional 135,000 shares of common stock through his children and 904,000 shares of common stock held by Sea View Investments, LLC. Mr. Lepard also holds 387,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030. Mr. Lepard holds 105,265 warrants which are exercisable into common stock at a price of $0.158 per share until April 29, 2027. Mr. Lepard is the sole member and a manager of EMA GARP GP, LLC, which is the general partner of EMA GARP FUND, LP, and as such is deemed to indirectly beneficially own the securities that are beneficially owned by EMA GARP FUND, LP. EMA GARP FUND, LP holds 2,559,656 shares of common stock and 140,000 warrants which are exercisable into common stock at a price of $0.26 per share until November 7, 2025.

(6) Joseph Mullin, our Chief Executive Officer and President holds 621,095 shares of common stock, 310,547 warrants, 83,333 of which are exercisable into common stock at a price of $0.26 per share until November 7, 2025, 105,263 of which are exercisable into common stock at a price of $0.158 per share until April 9, 2027, and 121,951 of which are exercisable into common stock at a price of $0.15 per share until May 8, 2028 and 5,021,401 stock options held indirectly through Mount Arvon Partners LLC, a company wholly owned by Mr. Mullin, 412,241 of which are exercisable into shares of common stock at a price of $0.17 per share until May 1, 2029, 1,006,750 of which are exercisable into shares of common stock at a price of $0.10 per share until September 29, 2029, 812,410 of which are exercisable into shares of common stock at a price of $0.10 per share until March 25, 2030, and 2,790,000 of which are exercisable into shares of common stock at a price of $0.10 per share until May 22, 2030.

(7) Thomas I. Vehrs, a director, holds 25,000 shares of common stock and 412,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 25,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030.

(8) Clynton R. Nauman, a director, holds 166,666 shares of common stock, 83,333 warrants which are exercisable into common stock at a price of $0.26 per share until November 7, 2025 and 276,845 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030.

(9) Mihai Draguleasa, our Chief Financial Officer and Treasurer, holds 120,000 stock options, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030 and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030. Through a company, Lazuli CPA Inc which he owns 100%, Mr. Draguleasa indirectly beneficially owns an additional 121,952 shares of common stock and 60,976 warrants which are exercisable into common stock at a price of $0.15 until May 8, 2025.

Changes in Control

The Corporation is not aware of any arrangements, including any pledge by any person of its securities, the operation of which may at a subsequent date result in a change in the Corporation's control.

Item 7. Directors and Executive Officers.

See the "Election of Directors" and "Corporate Governance" sections of the Information Circular.

Joseph E. Mullin III, Chief Executive Officer and President

Joseph E. Mullin III, age 52, was appointed as the Chief Executive Officer and President of the Corporation on September 23, 2023. Mr. Mullin is the Managing Member of Mount Arvon Partners LLC, and is currently the CEO, President and a Director of Pure Energy Minerals Ltd and an Independent Director of FireFox Gold Corp. and. Mr. Mullin has been involved in the mining industry in the United States., Canada, Brazil, and Europe. Mr. Mullin holds a B.A. from Harvard University.

Mihai Draguleasa, Chief Financial Officer and Treasurer

Mihai Draguleasa, age 45, was appointed as the Company's Chief Financial Officer and Treasurer on November 22, 2024. Mr. Draguleasa is a Chartered Professional Accountant (CPA - Canada) with over 15 years of accounting experience including that in the mining and resource sector. His career developed with Deloitte LLP and Ernst & Young in Vancouver, British Columbia. The mining related financial experience includes financial reporting, corporate risk management, corporate strategy and planning, and investment evaluation. In addition to being the CFO for the Company, Mr. Draguleasa is also currently the CFO of Canagold Resources Ltd and Valhalla Metals Inc. Mr. Draguleasa holds a Bachelor of Engineering degree from the University of Transylvania (Romania).

Dr. Thomas I. Vehrs, Director

Dr. Thomas I. Vehrs, age 78, was appointed to the Corporation's Board of Directors on April 20, 2017. Dr. Vehrs is a highly regarded and experienced exploration geologist with over 40 years of experience in the Americas. During his career, Dr. Vehrs has conducted and managed numerous exploration programs resulting in the discovery and delineation of major copper, gold and silver deposits, including the Los Pelambres porphyry copper deposit in Chile, the Northumberland sediment-hosted gold deposit in central Nevada, the Rio Blanco porphyry copper deposit in northern Peru and orogenic gold deposits in Central Guatemala. From 2006 to 2016, Dr. Vehrs held the position of Vice President of Exploration for Fortuna Silver Mines and was responsible for the development and execution of exploration programs at the Caylloma Mine in Peru and the San Jose Mine in southern Mexico. During this period, Fortuna Silver Mines was successful in expanding the resources, reserves and production rate at the San Jose Mine resulting in a market capitalization in excess of $1 billion. Dr. Vehrs holds a Ph.D. in geology from Syracuse University and served as an officer in the U.S. Army Corps of Engineers.

Lawrence W. Lepard, Director

Lawrence W. Lepard, age 68, was appointed to the Corporation's Board of Directors on August 22, 2019. Mr. Lepard is a Managing Partner and Founder of Equity Management Associates, LLC, an investment partnership which has focused on investing in precious metals since 2008. Prior to EMA, Mr. Lepard spent 25 years as a professional investor and venture capitalist. From 1991 to 2004 he was one of two Managing Partners at Geocapital Partners in New Jersey which managed six venture capital partnerships, the last of which was $250 million. Geocapital was very active in technology, software and computer investing and invested heavily in the internet starting in 1993. Geocapital was the lead investor in Netcom, Inc., the first internet service provider to complete an initial public offering in 1996. Prior to Geocapital, Mr. Lepard spent seven years as a General Partner at Summit Partners in Boston, MA a large venture capital and private equity firm. Mr. Lepard serves as a Director for Lavras Gold Corp. and Cabral Gold Inc. Mr. Lepard holds an MBA with Academic Distinction from Harvard Business School and a BA in Economics from Colgate University.

Daniel Oliver Jr., Director

Daniel Oliver Jr., age 53, was appointed to the Corporation's Board of Directors on July 10, 2023. Mr. Oliver manages Myrmikan Gold Fund LLC, which makes investments in the precious metals mining sector. In addition to his finance background, Mr. Oliver brings legal expertise to the Board, having graduated from Columbia Law School with honors in 2001 and practiced law at Simpson Thacher & Bartlett in New York as well as at Wallison & Wallison, a boutique law firm specializing in high-dollar business litigation and appeals in the financial sector. Mr. Oliver obtained an MBA from INSEAD in 2005. After co-founding two venture companies, Mr. Oliver joined Bearing Capital, LLC, a private equity firm in Buenos Aires focused on Latin American commodities investments. He is also a director of Guanajuato Silver Co. Ltd and President of the Committee for Monetary Research & Education, an organization founded by prominent economists and businessmen in 1970 in opposition to the Bretton Woods monetary system.

Clynton R. Nauman, Director

Clynton R. Nauman, age 76, was appointed to the Corporation's Board of Directors on September 7, 2023. Mr. Nauman has more than 45 years of diversified operating experience in the mining industry ranging from exploration to mine construction and mine operations as well as business development, mine financing and senior management in the precious metals, base metals and coal sectors. Mr. Nauman also co-founded and grew a successful industrial environmental services company focused on reclamation of historical mine-related liabilities in Canada and the United States. Mr. Nauman holds an Honours Bachelor of Science in Geology from Otago University, New Zealand. Mr. Nauman also serves as a director for Contango Ore, Inc., a NYSE company.

Other than Mr. Nauman, who serves as a director for Contango Ore, Inc., , none of the Corporation's directors has been a director of any other company with a class of securities registered pursuant to section 12 of the Exchange Act, or subject to the requirements of section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

Significant Employees

Other than its executive officers, the Corporation does not expect any other individuals to make a significant contribution to its business.

Family Relationships

There are no family relationships among the Corporation's directors, executive officers or persons nominated or chosen to become directors or executive officers.

Legal Proceedings

None of the Corporation's directors, executive officers, promoters or control persons has been involved in any of the following events during the past 10 years:

• any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

• any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

• being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, commodities or banking activities;

• being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

• being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any law or regulation prohibiting mail or wire fraud or fraud in connection with any business activity;

• being the subject of, or a party to, any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

• being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any stock, commodities or derivatives exchange or other self-regulatory organization.

Related Party Transactions

Other than disclosed below, none of the Corporation's directors or executive officers has been involved in any transactions with the Corporation or any of its directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

On September 3, 2019, the Corporation completed a debt financing with Eridanus Capital LLC ("Eridanus") for $1,000,000. Eridanus is an entity over which Daniel Oliver Jr. exercises control or direction. The loan was repaid in full in May 2025, the total amount repaid by the Corporation, including accrued interest and outstanding principal, during fiscal year 2025 was $1,847,224 (2024 fiscal year end - $200,000). Please see for details note 10(a) of the Audited Financial Statements of the Corporation filed with the 10-K for the July 31, 2025 fiscal year end.

On October 10, 2024, the Company finalized a loan agreement with Myrmikan Gold Fund, LLC for a $500,000. Myrmikan Gold Fund LLC is an entity over which Daniel Oliver Jr. exercises control or direction. The loan was repaid in full in May 2025. The total amount repaid by the Corporation, including accrued interest and outstanding principal, during fiscal year 2025 was $547,346. Please see for details note 10(b) of the Audited Financial Statements of the Corporation filed with the 10-K for the July 31, 2025 fiscal year end.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires a company's directors and officers, and persons who own more than 10% of any class of a company's equity securities which are registered under Section 12 of the Exchange Act, to file with the SEC initial statements of beneficial ownership on Form 3, reports of changes in ownership on Form 4, and annual reports on Form 5 concerning their ownership of and transactions concerning our common stock and other equity securities. Such officers, directors and 10% stockholders are also required to furnish the company with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by the company, or written representations from the reporting persons as of the date of this Report, management believes that all Section 16(a) filing requirements applicable to directors, officers and 10% stockholders with respect to the fiscal year ended July 31, 2024 have been fulfilled, except that (a) Myrmikan Gold Fund, LLC filed one late report relating to one transaction, (b) Benjamin Mossman filed two late reports relating to four transactions, (c) Joseph Mullin filed one late report relating to one transaction, (d) Clynton Nauman filed one late report relating to one transaction, (e) Lawrence Lepard filed one late report relating to one transaction, (f) Thomas Vehrs filed one late report relating to one transaction, (g) Daniel Oliver filed one late report relating to one transaction, and (h) Mihai Draguleasa filed a late Form 3 (no transactions) and three late Form 4s (three transactions) and did not file a Form 5 annual report to report those three transactions, because he had not yet obtained EDGAR filer codes.

Management Agreements

Consulting Agreement Joseph E. Mullin III

Pursuant to a consulting agreement (the "Consulting Agreement") with an effective date as of September 23, 2023 (the "Effective Date") made among the Corporation, Mount Arvon Partners LLC (the "Consultant") and Joseph E. Mullin III, the owner of the Consultant, the Corporation engaged the Consultant to provide consulting services to the Corporation, including providing the services of Mr. Mullin on a 50% time commitment basis as the Corporation's Chief Executive Officer and President and, upon being elected or appointed as such, Director, of the Corporation. The term of the Consulting Agreement is on a month-to-month basis unless extended at any time by mutual agreement of the parties.

The Consulting Agreement provides that the Consultant shall be paid a monthly consulting fee of $11,000 and may also be paid discretionary bonuses in cash and/or stock if approved by the Corporation's Board of Directors. The Corporation will reimburse the Consultant for reasonable travel and other business expenses incurred by the Consultant in the performance of services under the Consulting Agreement, provided that any such expenses totaling more than $4,500 in any calendar month must be preapproved by the Board of Directors. In addition, the Consulting Agreement provides that the Consultant will be granted stock options and/or restricted stock units ("RSUs") in accordance with the Corporation's stock option plan, subject to the approval of the Board of Directors and in accordance with the policies of the stock exchange on which the Corporation's shares are traded (the "Exchange"), and that all incentive awards granted to the Consultant will immediately become fully vested and exercisable on a change of control of the Corporation, subject to Exchange policies. The amount of the options and/or RSUs to be granted shall be targeted at 4% of the Corporation's shares on a fully diluted basis, with 1% vesting on the Effective Date and an additional 0.5% vesting at the beginning of each of the first six calendar quarters following the Effective Date to the extent the Agreement remains in force. To the extent that the Corporation is not able to issue the full targeted amount of options and/or RSUs on the Effective Date, the Corporation has agreed to provide the Consultant with a "make whole" bonus to cover the value of the shortfall up to a maximum of $1 million.

The Consultant may terminate the Consulting Agreement at any time upon 30 days' written notice to the Corporation. If the effective date of such a termination is at least 12 months after the Effective Date, the Consultant will be entitled to receive additional compensation. Additional compensation ("Additional Compensation"), which is based on market capitalization benchmarks determined at the date of termination, is as follows: Three months' compensation if the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the Corporation's market capitalization exceeds $30 million. The Corporation may terminate the Consulting Agreement at any time without cause immediately after delivery of written notice to the Consultant, provided that the Corporation pays the Consultant three months' compensation plus any Additional Compensation as described above. In the event of such a termination, the Consultant will also be entitled to exercise any vested stock options by the earlier of (i) the expiry date of the stock options, or (ii) 90 days from the termination date of the Consulting Agreement, unless another date is mutually agreed upon.

Subject only to any contrary agreement being established between the Corporation and the Consultant, if there is a change of control of the Corporation, the Consultant may receive, at the Consultant's option, upon the final court order and in advance of closing in a plan of arrangement, or after shareholder and court approval and within a three-month period of the change of control, the following additional compensation: Three months' compensation, plus an additional three months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $30 million.

Consulting Agreement Mihai Draguleasa

Pursuant to a consulting services agreement dated November 14, 2024 (the "Stellar Agreement") with Stellar Strategy Business Services Inc ("Stellar") a management services company controlled by our CFO, Mihai Draguleasa, Stellar provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation. Stellar also provided the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary. The Stellar Agreement provided for a monthly fee of C$7,900 per month and continues on a month to month basis until terminated by the parties in accordance with its terms. In the event that either party wishes to terminate this Agreement, that party will be required to provide 60 days' written notice to the other party.

Executive Employment Agreement

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provided for an annual salary of $135,000 per year. The Executive Employment Agreement included compensation provisions for Mr. Mossman if: there was a change of control, he was terminated without just cause, he resigned under circumstances contemplated in the Employment Agreement, or if he died while in the Corporation's employment.

The Corporation terminated the Executive Employment Agreement on September 23, 2023, but Mr. Mossman remained on the board of directors until October 30, 2024 and has served in an advisory capacity. Mr. Mossman received 3 months' severance and has continued for the 18 month period following termination, to participate in certain of the Corporation's benefits and stock option plans, as contemplated by the Executive Employment Agreement. On September 20, 2024, the Corporation entered into an Amending Agreement with Mr. Mossman to revise certain items within the Executive Employment Agreement which provides that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be provided the opportunity, during the remainder of his 18 month termination benefit period, to be granted options from time to time, equal to 5% of any new issuance of common stock by the Corporation, excluding any shares of common stock issued by the Corporation as a result of the exercise of incentive stock options. Mr. Mossman currently holds options to acquire1,782,505 shares of Common Stock.

On September 24, 2024, the Corporation and Mr. Mossman also entered into a consulting services agreement whereby Mr. Mossman provides, at the request of the Corporation, advisory services relating to certain technical, strategic planning and general business advice (the "Services") to the Corporation. The term of the consulting services agreement is in effect for a period of five years at a maximum of 40 hours per year for the Services requested by the Corporation. The appointment will be without remuneration, except when the Corporation requests Services, which will be provided at customary market rates, as agreed to from time to time by Mr, Mossman and the Corporation. Mr. Mossman will be entitled to retain and be granted incentive stock options to purchase shares of the Corporation's common stock, pursuant to the terms of the Corporation's stock option plan.

JPA Agreement

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates ("JPA"), a management services company owned by one of our former directors, John G. Proust, JPA provided business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation. JPA also provided the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office. The JPA Agreement provided for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms. The JPA agreement was terminated on January 31, 2025.

Audit Committee Financial Expert

Daniel Oliver Jr is an "audit committee financial expert" within the meaning of Item 401(h)(1) of Regulation S-K. In general, an "audit committee financial expert" is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with the accounting for estimates, reserves and accruals, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity of issues that can reasonably be expected to be raised by a company's financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions. The Corporation has determined that Daniel Oliver Jr. is an independent director as defined in Nasdaq Listing Rule 5605(a)(2).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report relating to its oversight of the accounting and financial reporting of Rise and the audit of Rise's financial statements for the fiscal year ended July 31, 2025. The report is not deemed to be "soliciting material" or "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of the Corporation's financial statements. The members of the Audit Committee are Daniel Oliver Jr, Chairman, Thomas I. Vehrs and Lawrence W. Lepard. All three members are independent directors as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Davidson & Company LLP, for the fiscal year ended July 31, 2025. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Corporation's audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of the Corporation's independent auditor's audits, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16-Communications with Audit Committees. The Corporation's independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors the independent auditors' independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2025, for filing with the SEC.

Daniel Oliver Jr., Chairman

Thomas I. Vehrs

Lawrence W. Lepard,

Compensation Committee

At present, the Corporation's Board of Directors as a whole determines the compensation of the Corporation's Chief Executive Officer and Chief Financial Officer and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation.

Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Code of Ethics

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the Securities Act, a copy of which has been filed on EDGAR as an exhibit to the Corporation's annual reports on Form 10-K. The Code of Ethics obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities laws and regulations in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight. Executive officers address and discuss with the Board the Corporation's risks and the manner in which the Corporation manages or mitigates such risks. While the Board has the ultimate responsibility for risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Corporation does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation's strategies and objectives, and it oversees risks associated with the Corporation's Code of Ethics.

Director Independence

Because the Corporation's common stock is not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, which provides that an "independent director" is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director cannot be considered independent if:

• the director is, or at any time during the past three years was, an employee of the company;

• the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

• a family member of the director is, or at any time during the past three years was, an executive officer of the company;

• the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

• the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

• the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Corporation has determined that Thomas I. Vehrs, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman meet this definition of independence.

Attendance of Directors at Meetings

Eight (8) meetings of the Board and four (4) meetings of the Audit Committee were held during the year ended July 31, 2025. Each director attended, either in person or by electronic means, over 75% of the aggregate number of Board meetings and, if applicable, Audit Committee meetings held.

The Corporation does not have a policy regarding attendance of directors at stockholder meetings. Of those who were directors at the time, none attended the Corporation's last annual general meeting held on November 20, 2024.

Shareholder Communications with the Board

The Corporation's stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Rise Gold Corp., Attention: Secretary, 345 Crown Point Circle, Suite 600, Grass Valley, California, 95945. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Corporation's website.

Item 8. Compensation of Directors and Executive Officers.

In addition to the information set forth below, see the "Statement of Executive Compensation" section in the Information Circular.

Summary Compensation Table

The following table sets forth information with respect to the compensation awarded or paid to Joseph E. Mullin III, our Chief Executive Officer and President, Benjamin W. Mossman, our former Chief Executive Officer and President, Mihai Draguleasa, our Chief Financial Officer and Treasureand Vince W. Boon, our former Chief Financial Officer and Treasurer (the "Named Executive Officers"), for all services rendered in all capacities to the Corporation during the past two fiscal years. As of July 31, 2025, we did not have any other executive officers or former executive officers who had received total compensation in excess of $100,000 during the fiscal year ended July 31, 2025. Pursuant to Item 402(m)(4) of Regulation S-K, we have omitted certain columns from the table since there was no compensation awarded to, earned by or paid to the Named Executive Officers that was required to be reported in such columns in either year.

Summary Compensation Table
Name and Principal Position	Year Ended July 31	Salary ($)	Stock Awards ($)	Option Awards(1) (2) ($)	Total ($)
Joseph Mullin, Chief Executive Officer	2025	132,000	Nil	508,167	640,167
	2024	112,933	Nil	26,280	139,213
Benjamin W. Mossman, Former Chief Executive Officer	2025	Nil	Nil	106,859	106,859
	2024	80,105 (3)	Nil	153,806	233,911
Mihai Draguleasa, Chief Financial Officer	2025	53,474	Nil	10,908	64,382
	2024	Nil	Nil	Nil	Nil
Vince W. Boon, Former Chief Financial Officer	2025	21,513	Nil	Nil	21,513
	2024	43,452	Nil	7,800	51,252

(1) See Note 13 of the notes to the audited financial statements included in the Corporation's annual report on Form 10-K for the year ended July 31, 2025 for a description of the assumptions made in the valuation of option awards.

(2) Represents share-based payments related to options vesting during the years presented.

(3) Out of this amount $22,500 represents salary paid, $23,855 vacation pay and $33,750 severance pay.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to the options held by the Named Executive Officers as of July 31, 2025:

Outstanding Equity Awards at Fiscal Year-End
Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)
Joseph Mullin, Chief Executive Officer	412,241	$0.17	May 1, 2029
	1,006,750	$0.10	September 19, 2029	Nil	Nil
	812,410	$0.10	March 25, 2030
	2,790,000	$0.10	May 22, 2030
Benjamin W. Mossman, former Chief Executive Officer	4,640	$0.26	September 22, 2028
	268,877	$0.25	December 12, 2028	Nil	Nil
	502,238	$0.17	May 1, 2029
	1,006,750	$0.11	October 21, 2029

Mihai Draguleasa, Chief Financial Officer	60,000	$0.10	March 25, 2030
	60,000	$0.10	May 22, 2030	Nil	Nil

Employment Agreements

Since September 23, 2023 Joseph E. Mullin III has been providing services to the Corporation pursuant to a consulting agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Until September 23, 2023 Benjamin W. Mossman provided services to the Corporation pursuant to an Executive Employment Agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Since November 22, 2025, Mihai Draguleasa has been providing services to the Company pursuant to a consulting agreement. See Item 7 - Directors and Executive Officers - Management Agreements.

Mr. Mullin is expected to commit 50% of his working time to the Corporation. Other executive officers are expected to allocate approximately 25% of their working time to our business.

Benefit Plans

We do not currently have any pension plan, profit sharing plan or similar plan for the benefit of our officers, directors or employees; however, we may establish such plans in the future.

Director Compensation

Our directors are compensated for serving on the Board. Management directors are not paid fees for services as a director; however, they may receive compensation for their services as employees or consultants.

The following table sets out compensation for the year ended July 31, 2025 of those individuals who served as directors during that year but did not qualify as Named Executive Officers.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Murray G. Flanigan (4)	$5,000 (2)	$Nil (3)	$5,000
Thomas I. Vehrs	$20,000 (2)	$10,908 (3)	$30,908
John G. Proust (5)	$69,539 (6)	$Nil (3)	$69,539
Lawrence W. Lepard	$20,000 (2)	$10,908 (3)	$30,908
Daniel Oliver Jr.	$20,000 (2)	$26,379 (3)	$46,379
Clynton R. Nauman	$20,000 (2)	$10,908 (3)	$30,908

(1) See Note 13 of the notes to the audited financial statements included in the Company's Form 10-K annual report for the year ended July 31, 2025 for a description of the assumptions made in the valuation of option awards.

(2) Represents directors' fees.

(3) Represents share-based payments related to options granted during the year ended July 31, 2025.

(4) Mr. Flanigan resigned as a director of the Company on October 30, 2024

(5) Mr. Proust resigned as a director of the Company on October 30, 2024

(6) $5,000 represents director's fees and $64,539 represents fees paid to a management services company owned by John G. Proust

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, the following information is presented to disclose the relationship between executive compensation actually paid ("CAP"), as calculated under applicable SEC rules, and the Corporation's financial performance for the last two fiscal years. As required by SEC rules, as it applies to smaller reporting companies, the table presented below discloses CAP for (i) our principal executive officer ("PEO") and (ii) our Named Executive Officers that are not the PEO (the "Non-PEO NEOs") on an average basis.

The methodology for calculating amounts presented in the columns "CAP to PEO" and "Average CAP to Non- PEO NEOs," including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table.

The calculations and analysis below do not necessarily reflect the Company's approach to aligning executive compensation with performance. For information concerning the Company's compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the "Oversight and Description of Director and NEO Compensation" section of the Information Circular.

Pay Versus Performance Table

In accordance with applicable SEC rules, the following table sets forth information concerning Summary Compensation Table ("SCT") Total Compensation and CAP for the Company's PEO and Non-PEO NEOs for fiscal years 2025, 2024 and 2023 and the corresponding financial performance in each year.

Fiscal Year Ended 7/31	SCT Total for PEO Mullin (1)(2)	CAP to PEO Mullin (3)	SCT Total for PEO Mossman (1)(2)	CAP to PEO Mossman (3)	Average CAP to Non-PEO NEOs (3)(4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (5)	Net Income (Loss) (in $000)
2025	$640,167	$625,784	N/A	N/A	$42,948	$42.06	($3,259)
2024	$139,213	$144,415	$233,911	$204,692	$76,935	$36.56	($3,566)
2023	N/ A	N/A	$333,750	$302,414	$53,602	$44.25	($3,660)

(1) For fiscal year 2025, Joseph E. Mullin III served as our PEO. For fiscal year 2024, Mr. Mossman served as our PEO from August 1, 2023 until September 23, 2023, and Joseph E. Mullin III served as our PEO from September 23, 2023 through July 31, 2024. Mr. Mossman served as our PEO during fiscal year 2023.

(2)  The dollar amounts reported in this column are the amounts of total compensation reported for each PEO for each corresponding fiscal year in the "Total" column of the SCT. Refer to the SCT as set forth on page 12 of this proxy statement.

(3)  For the fiscal year 2025, CAP to PEO Mullin is $625,784 which represents $132,000 in salary paid, $484,667 is the fair value as of vesting date of equity awards granted and vested in 2025, and $9,117 is the change in fair value of equity awards granted in previous years and vested in 2025. For the fiscal year 2024, CAP to PEO Mullin is $144,415 which represents $112,933 in salary paid, $21,254 is the fair value of vested equity awards as of the vesting date and $10,228 outstanding and unvested awards as of Jul 31, 2024. For the fiscal year 2024, CAP to PEO Mossman is $204,692 which represents $80,105 in salary paid and $124,587 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2023, CAP to PEO Mossman is $302,414 which represents $135,000 in salary paid and $167,414 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2025, average CAP to Non-PEO Neo is $42,948 which represents $37,494 of average salaries and $5,454 is the average fair value of equity awards granted and vested in 2025. For the fiscal year 2024, average CAP to Non-PEO NEO is $76,935 which represents $43,452 in salary paid and $33,483 is the fair value of vested equity awards as of the vesting date. For the fiscal year 2023, average CAP to Non-PEO NEO is $53,602 which represents $46,787 in salary paid and $6,815 is the fair value of vested equity awards as of the vesting date.

(4)  The Company's Non-PEO NEO during the fiscal years 2023 and 2024 was Vincent Boon. For the fiscal year 2025, Vincent Boon was the Non-PEO for the period August 1, 2024 to November 21, 2024 and Mihai Draguleasa was the Non- PEO from November 22, 2024 to July 31, 2025

(5)  Total Stockholder Return shown in this table assumes $100 was invested for the period starting August 1, 2022 through July 31 of the applicable fiscal year in the Company's common stock as traded under ticker RYES on the OTCQX or OTCQB. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.

Item 9. Independent Public Accountants.

See the "Audit Committee and Relationship with Auditor" section of the Information Circular. Representatives of the Corporation's principal accountant are not expected to the present at the Meeting; however, if they are, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Item 10. Compensation Plans

See the "Particulars of Other Matters to Be Acted Upon" section of the Information Circular for information regarding the Corporation's proposed long term incentive plan for which stockholder approval is being sought at the Meeting. See the "Securities Authorized for Issuance under Equity Compensation Plans" section of the Information Circular for information regarding plans and other arrangements not subject to stockholder action.

Item 11. Authorization or Issuance of Securities Otherwise than for Exchange.

Not Applicable.

Item 12. Modification or Exchange of Securities

Not applicable.

Item 13. Financial and Other Information.

Not applicable.

Item 14. Mergers, Consolidations, Acquisitions and Similar Matters.

Not applicable.

Item 15. Acquisition or Disposition of Property.

Not applicable.

Item 16. Restatement of Accounts.

Not applicable.

Item 17. Action with Respect to Reports.

Not applicable.

Item 18. Matters Not Required to be Submitted.

Not applicable.

Item 19. Amendment of Charter, Bylaws or Other Documents.

Not applicable.

Item 20. Other Proposed Action.

Not applicable.

Item 21. Voting Procedures.

See the "Voting of Shares and Exercise of Discretion of Proxies" section in the Information Circular.

Item 22. Information Required in Investment Company Proxy Statement

Not applicable.

Item 23. Delivery of Documents to Security Holders Sharing an Address.

Not applicable.

Item 24. Shareholder Approval of Executive Compensation.

See the "Particulars of Other Matters to be Acted Upon" section in the Information Circular.

Item 25. Exhibits.

Not applicable.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Corporation's proxy statement and for consideration at the Corporation's next annual general meeting. To be eligible for inclusion in the proxy statement for the Corporation's 2026 annual general meeting (the "2026 Meeting"), a stockholder proposal must be received by the Corporation no later than July 22, 2025 (i.e., 120 days before the date in 2025 on which the Meeting in 2024 was held) and must otherwise comply with Rule 14a-8. If the date of the 2026 Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2025 Meeting, then the stockholder must submit any such proposal not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the Meeting was mailed or (ii) public disclosure of the date of such meeting is first made. While the Board will consider stockholder proposals, the Corporation reserves the right to omit from its proxy statement any stockholder proposal that the Corporation is not required to include under applicable law, including Rule 14a-8.

Any stockholder wishing to deliver such proposals may send their communications to the Rise Gold Corp., Attention: Secretary, 345 Crown Point Circle, Suite 600, Grass Valley, California 95945. It is recommended that stockholders submitting proposals use certified mail, return receipt requested, to provide proof of timely receipt.

With respect to any proposal that a stockholder seeks to present at the 2026 Meeting that is not submitted for inclusion in the Corporation's proxy materials pursuant to Rule 14a-8, the proxy solicited by the Board for that meeting will confer discretionary voting authority to vote on such proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

The presiding officer of the 2026 Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Corporation's bylaws, applicable state law and conditions established by the SEC.

ANNUAL REPORT

A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended July 31, 2025 (the "Annual Report") is being delivered to stockholders and will serve as the annual report to security holders required to be delivered pursuant to SEC Rule 14a-3(b).

ADDITIONAL INFORMATION

The Corporation files annual, quarterly and current reports, proxy statements and other information with the SEC on the Edgar system. Those filings are available on the website maintained by the SEC at http://www.sec.gov.

OTHER BUSINESS

The Board is not aware of any other matter that will be presented for action at the Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

RISE GOLD CORP.

345 Crown Point Circle, Suite 600

Grass Valley, California, 95945

T: 530.433.0188

INFORMATION CIRCULAR

October 17, 2025

INTRODUCTION

This information circular (this "Information Circular") accompanies the notice of annual general meeting of stockholders (the "Notice") of Rise Gold Corp. (the "Corporation" or the "Company") and is being furnished to the holders of common stock (each, a "Share") of the Corporation in connection with the solicitation by the management of the Corporation of proxies to be voted at the annual general meeting (the "Meeting") of the stockholders to be held at 10:00 a.m. (Vancouver time) on Wednesday, November 19, 2025 at 15th Floor, 1111 West Hastings, Vancouver, British Columbia, V6E 2J3, or at any adjournment or postponement thereof.

In this Information Circular, unless otherwise indicated, all dollar amounts are expressed in United States dollars and all references to $ are to United States dollars.

SOLICITATION OF PROXIES

The solicitation will be made by mail and may also be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of the Corporation. The Corporation will bear the cost of this solicitation. The Corporation will not reimburse stockholders, nominees or agents for the cost incurred in obtaining authorization from their principals to execute forms of proxy, except that the Corporation has requested brokers and nominees who hold stock in their respective names to furnish this Information Circular and related proxy material to their customers, and the Corporation will reimburse such brokers and nominees for their related out-of-pocket expenses.

APPOINTMENT AND REVOCATION OF PROXY

Registered Stockholders

Registered stockholders may vote their Shares by attending the Meeting in person or by proxy. Registered stockholders should deliver their completed proxies to Odyssey Trust Company,

Trader's Bank Building, 1100 - 67 Yonge Street, Toronto, ON M5E 1J8 (by mail, telephone or Internet according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, otherwise they will not be entitled to vote at the Meeting by proxy. The persons named in the accompanying proxy (the "Designated Persons") are directors and officers of the Corporation and are proxyholders nominated by management. A stockholder has the right to appoint a person other than the Designated Persons named in the proxy to represent them at the Meeting. To exercise this right, a stockholder must insert the name of its nominee in the blank space provided. A person appointed as a proxyholder need not be a stockholder of the Corporation.

A registered stockholder may revoke a proxy by:

(a) signing a proxy with a later date and delivering it at the place and within the time noted above;

(b) signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed, as set out in the notes to the proxy) and delivering it to the Corporation at the address set forth above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

(c) in any other manner provided by law.

Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as many stockholders do not hold their Shares in their own name. Stockholders holding their Shares through banks, trust companies, securities dealers or brokers, trustees or administrators of RRSPs, RRIFs, RESPs and similar plans or other persons (any one of which is herein referred to as an "Intermediary") or otherwise not in their own name (such stockholders herein referred to as "Beneficial Stockholders") should note that only proxies deposited by stockholders appearing on the records maintained by the Corporation's transfer agent as registered stockholders will be recognized and allowed to vote at the Meeting. If a stockholder's Shares are listed in an account statement provided to the stockholder by a broker, in all likelihood those Shares are not registered in the stockholder's name and that stockholder is a Beneficial Stockholder. Such Shares are most likely registered in the name of the stockholder's broker or an agent of that broker. In Canada, the vast majority of such Shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities (which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks). Shares held by brokers (or their agents or nominees) on behalf of a broker's client can only be voted at the Meeting at the direction of the Beneficial Stockholder. Beneficial Stockholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate party well in advance of the Meeting.

Applicable regulatory policies require Intermediaries to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. In accordance with the requirements of National Instrument 54-101, the Corporation will distribute the Meeting materials to Intermediaries and clearing agencies for onward distribution to non-registered holders. The Corporation does not intend to pay Intermediaries to forward the Meeting materials if the non-registered holders have provided instructions to their Intermediary that they object to the Intermediary disclosing ownership information about the non-registered holders. In this case, such non-registered holder will not receive the Meeting materials if the Intermediary does not assume the cost of delivery. Each Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their Shares are voted at the Meeting.

Intermediaries are required to forward the Meeting materials to non-registered holders unless a non-registered holder has waived the right to receive Meeting materials. Generally, non-registered holders who have not waived the right to receive Meeting materials will be sent a voting instruction form which must be completed, signed and returned by the non-registered holder in accordance with the Intermediary's directions on the voting instruction form. Intermediaries often use service companies to forward the Meeting materials to non-registered holders. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically supplies a voting instruction form, mails those forms to Beneficial Shareholders and asks those Beneficial Stockholders to return the forms to Broadridge or follow specific telephone or other voting procedures. Broadridge then tabulates the results of all instructions received by it and provides appropriate instructions respecting the voting of shares of common stock at the Meeting. A Beneficial Stockholder receiving a voting instruction form from Broadridge cannot use that form to vote shares of common stock directly at the Meeting. Instead, the voting instruction form must be returned to Broadridge or the alternate voting procedures must be completed well in advance of the Meeting in order to ensure that such Shares are voted.

In some cases, Beneficial Stockholders will instead be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares of common stock beneficially owned by the Beneficial Stockholder but which is otherwise not completed. This form of proxy does not need to be signed by the Beneficial Stockholder, but, to be used at the Meeting, needs to be properly completed and deposited with Odyssey Trust Company.

The purpose of these procedures is to permit Beneficial Stockholders to direct the voting of the Shares which they beneficially own. Beneficial Stockholders should follow the procedures set out on the voting instruction form or form of proxy they receive. Should a Beneficial Stockholder who receives one of the above forms wish to attend and vote at the Meeting in person (or have someone else attend and vote on their behalf), the Beneficial Stockholder should strike out the names of the persons named in the form and insert the Beneficial Stockholder's (or such other person's) name in the blank space provided. In either case, Beneficial Stockholders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or voting instruction form is to be delivered.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

The Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and if the stockholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN A PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE PROXY. IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

If any amendments or variations to such matters, or any other matters, are properly brought before the Meeting, the proxyholder, if a nominee of management, will exercise its discretion and vote on such matters in accordance with its best judgment. At the time of printing this Information Circular, management of the Corporation is not aware that any amendments or variations to existing matters or new matters are to be presented for action at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each of the following persons in any matter to be acted upon at the Meeting other than the interest of the current directors nominated for re-election to the Board of Directors:

(a) each person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation's last financial year;

(b) each proposed nominee for election as a director of the Corporation; and

(c) each associate or affiliate of any of the foregoing.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 400,000,000 Shares, $0.0001 par value. As of the record date, determined by the Corporation's board of directors (the "Board") to be the close of business on October 14, 2025 (the "Record Date"), a total of 92,370,467 Shares were issued and outstanding. All Shares are of the same class and each carries the right to one vote. Only those stockholders of record on the Record Date are entitled to attend and vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, the following persons or companies beneficially own, or control or direct, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation:

Name	No. of Shares of Common Stock Owned	Percentage of Class(1)
Daniel Oliver Jr.	14,873,844	16.10%
Equinox Partners Investment Management, LLC	18,292,684	19.80%

(1) The percentage is determined based on the number of the Corporation's outstanding shares of common stock as of the Record Date.

ELECTION OF DIRECTORS

The directors of the Corporation hold office until the next annual meeting of the stockholders or until their successors are elected and qualified, and from this point on will be elected annually. Management of the Corporation proposes to nominate the persons listed below for election as directors of the Corporation to serve until their successors are elected and qualified. In the absence of instructions to the contrary, proxies given pursuant to the solicitation by management of the Corporation will be voted for the nominees listed in this Information Circular. Management does not contemplate that any of the nominees will be unable to serve as a director. If any vacancies occur in the slate of nominees listed below before the Meeting, management will exercise discretion to vote the proxy for the election of any other person or persons as directors.

The following table sets out the names of the nominees for election as directors, the offices they hold within the Corporation, their occupations, the length of time they have served as directors of the Corporation, and the number of shares of the Corporation and its subsidiaries which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Information Circular:

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Joseph E. Mullin III San Juan, Puerto Rico Director, President and CEO	Business executive with experience in the mining and energy sectors. He has been serving as the Director of Pure Energy Minerals Ltd. since October 2020 and was appointed President & CEO in October 2023. Mr. Mullin is also a Director at FireFox Gold Corp. since June 2017.	November 20, 2024	621,095
Thomas I. Vehrs (2) Colorado, USA Director	Exploration geologist with over 40 years of experience in the Americas in mineral exploration and mine development.	April 20, 2017	25,000

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation or Employment (and if not an Elected Director, Occupation During the Past Five Years)	Director Since	Number of Shares Owned (1)
Lawrence W. Lepard(2) Massachusetts, USA Director	Managing Partner/Co-Founder of Equity Management Associates, LLC, an investment partnership which focuses on investing in precious metals.	August 22, 2019	4,576,061 (3)
Daniel Oliver Jr. (2) Connecticut, USA Director	Founder and Managing member of Myrmikan Capital LLC, an investment firm specializing in gold and silver mining companies.	July 10, 2023	14,873,844 (4)
Clynton R. Nauman Washington, USA Director	Exploration geologist with over 45 years of diversified operating experience in the mining industry ranging from exploration to mine construction and mine operations as well as business development, mine financing and senior management in the precious metals, base metals and coal sectors.	September 7, 2023	166,666

(1) The number of Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, at the date of this Information Circular, is based upon information furnished to the Corporation by the individual nominees.

(2) Member of the audit committee.

(3) Includes 977,405 shares of Common Stock held directly by Mr. Lepard and 135,000 shares of Common Stock held by his children over which he exercises control or direction. Mr. Lepard also exercises shared control or direction over 904,000 shares of Common Stock held by Sea View Investments, LLC. Also includes 2,559,656 shares of Common Stock beneficially owned by EMA GARP FUND, LLP. EMA GARP GP, LLC is the general partner of the EMA GARP FUND, LLP. Lawrence W. Lepard, one of Corporation's directors, is the sole member and manager of EMA GARP GP, LLC.

(4) Includes 1,210,653 shares of Common Stock held directly by Mr. Oliver and 13,663,191 shares of Common Stock held by Myrmikan Gold Fund LLC over which he exercises control or direction.

At the Meeting, stockholders will be asked to pass an ordinary resolution to elect the nominees listed above as directors of the Corporation. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR each of the nominees listed above as a director of the Corporation.

Other than as disclosed below, no proposed director of the Corporation:

(a) is, as at the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation) that:

(i) was the subject:

(A) of a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii) was subject to:

(A) a cease trade order;

(B) an order similar to a cease trade order; or

(C) an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b) is, as at the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c) has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d) has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

STATEMENT OF EXECUTIVE COMPENSATION

General

For the purpose of this Information Circular:

"compensation securities" includes stock options, convertible securities, exchangeable securities and similar instruments including stock appreciation rights, deferred share units and restricted stock units granted or issued by the Corporation for services provided or to be provided, directly or indirectly to the Corporation; and

"Named Executive Officer" or "NEO" means each of the following individuals:

(a) each individual who served as chief executive officer ("CEO") of the Corporation, or who performed functions similar to a CEO, during any part of the most recently completed financial year;

(b) each individual who served as chief financial officer ("CFO") of the Corporation, or who performed functions similar to a CFO, during any part of the most recently completed financial year;

(c) the most highly compensated executive officer of the Corporation other than individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than C$150,000, as determined in accordance with section 1.3(5) of Form 51-102F6V, for that financial year; and

(d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of that financial year.

Named Executive Officers

During the fiscal year ended July 31, 2025, the following individuals were NEOs of the Corporation:

• Joseph E. Mullin III, CEO and President (since September 23, 2023)

• Mihai Draguleasa, CFO and Treasurer

• Vince W. Boon, former CFO and Treasurer

Director and Named Executive Officer Compensation, Excluding Compensation Securities

The following table sets out details of all payments, grants, awards, gifts and benefits paid or awarded to each director and NEO in the two most recently completed financial years ended July 31, 2025:

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Joseph E. Mullin III Chief Executive Officer and President	2025	132,000(2)	Nil	Nil	Nil	Nil	132,000
	2024	112,933	Nil	Nil	Nil	Nil	112,933
Mihai Draguleasa, CFO and Treasurer	2025	53,474	Nil	Nil	Nil	Nil	53,474
	2024	Nil	Nil	Nil	Nil	Nil	Nil
Vince W. Boon Former CFO and Treasurer	2025	21,513	Nil	Nil	Nil	Nil	21,513
	2024	43,452	Nil	Nil	Nil	Nil	43,452
Benjamin W. Mossman Director, former Chief Executive Officer, President, Director	2025	Nil	Nil	Nil	Nil	Nil	Nil
	2024	80,105 (3)	Nil	Nil	Nil	Nil	80,105
Thomas I. Vehrs Director	2025	20,000	Nil	Nil	Nil	Nil	20,000
	2024	20,000	Nil	Nil	Nil	Nil	20,000
John G. Proust Former Director	2025	69,539	Nil	Nil	Nil	Nil	69,539
	2024	150,356	Nil	Nil	Nil	Nil	150,356
Murray G. Flanigan Former Director	2025	5,000	Nil	Nil	Nil	Nil	5,000
	2024	20,000	Nil	Nil	Nil	Nil	20,000

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compensation ($)	Total Compensation ($)
Lawrence W. Lepard Director	2025	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2024	20,000 (4)	Nil	Nil	Nil	Nil	20,000
Daniel Oliver Jr. Director	2025	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2024	20,000 (4)	Nil	Nil	Nil	Nil	20,000
Clynton R. Nauman Director	2025	20,000 (4)	Nil	Nil	Nil	Nil	20,000
	2024	18,022 (4)	Nil	Nil	Nil	Nil	18,022

(1) "Perquisites" include perquisites provided to an NEO or director that are not generally available to all employees and that, in aggregate, are: (a) CAD$15,000, if the NEO or director's total salary for the financial year is CAD$150,000 or less, (b) 10% of the NEO or director's salary for the financial year if the NEO or director's total salary for the financial year is greater than CAD$150,000 but less than CAD$500,000, or (c) CAD$50,000 if the NEO or director's total salary for the financial year is CAD$500,000 or greater.

(2) Represents payments made pursuant to a consulting agreement. See "Employment, Consulting and Management Agreements".

(3) Represents payments made pursuant to an executive employment agreement. See "Employment, Consulting and Management Agreements".

(4) Represents directors' fees.

(5) Out of the $150,256 amount for the 2024 fiscal year, $20,000 represents directors' fees paid to Mr. Proust and $130,356 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services. Out of the $69,539 amount for the 2025 fiscal year, $5,000 represents directors' fees paid to Mr. Proust and $64,539 represents fees paid to J. Proust & Associates Inc., a private company wholly owned by John G. Proust, for financial consulting and administrative services.

Stock Options and Other Compensation Securities

The following table sets out all compensation securities granted or issued to each director and NEO by the Corporation or any subsidiary thereof in the financial year ended July 31, 2025 for services provided, or to be provided, directly or indirectly, to the Corporation or any subsidiary thereof:

Name and Position	Type of Compensation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
Joseph E. Mullin III (1) Chief Executive Officer, President	Stock Options (2)	1,006,750	Sept. 20, 2024	0.10	0.13 (4)	0.17 (3)	Sept. 20, 2029
		812,410	March 25, 2025	0.10	0.08 (4)		March 25, 2030
		2,790,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030
Mihai Draguleasa (5) CFO and Treasurer	Stock Options (2)	60,000	March 25, 2025	0.10	0.08 (4)	0.17 (3)	March 25, 2030
		60,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030
Benjamin W. Mossman (6) Director, former Chief Executive Officer, President	Stock Options (2)	1,006,750	Oct, 21, 2025	0.11	0.21 (4)	0.17 (3)	Oct. 21, 2029
Thomas I. Vehrs (7) Director	Stock Options (2)	60,000	March 25, 2025	0.10	0.08 (4)	0.17 (3)	March 25, 2030
		60,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030
Lawrence W. Lepard (8) Director	Stock Options (2)	60,000	March 25, 2025	0.10	0.08 (4)	0.17 (3)	March 25, 2030
		60,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030

Name and Position	Type of Compensation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
Daniel Oliver Jr. (9) Director	Stock Options (2)	60,000	March 25, 2025	0.10	0.08 (4)	0.17 (3)	March 25, 2030
		200,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030
Clynton R. Nauman(10) Director	Stock Options (2)	60,000	March 25, 2025	0.10	0.08 (4)	0.17 (3)	March 25, 2030
		60,000	May 22, 2025	0.10	0.10 (4)		May 22, 2030

(1) As of July 31, 2025, Joseph E. Mullin III held 5,021,401 stock options held indirectly through Mount Arvon Partners LLC, a company wholly owned by Mr. Mullin, 412,241 of which are exercisable into shares of common stock at a price of $0.17 per share until May 1, 2029, 1,006,750 of which are exercisable into shares of common stock at a price of $0.10 per share until September 29, 2029, 812,410 of which are exercisable into shares of common stock at a price of $0.10 per share until March 25, 2030, and 2,790,000 of which are exercisable into shares of common stock at a price of $0.10 per share until May 22, 2030.

(2) All stock options vested immediately upon grant.

(3) Closing price on July 31, 2025, the last day of trading for the year ended July 31, 2025.

(4) Closing price for symbol RYES, traded on OTC.

(5) As of July 31, 2025, Mihai Draguleasa held 120,000 stock options, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030 and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030

.

(6) As of July 31, 2025, Benjamin W. Mossman held 1,782,505 stock options, 4,640 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 268,877 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 502,238 of which are exercisable, and 1,006,750 of which are exercisable at a price of $0.11 per share until October 21, 2029.

(7) As of July 31, 2025, Thomas I. Vehrs held 412,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 25,000 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030.

(8) As of July 31, 2025, Lawrence W. Lepard held 387,775 stock options, 100,000 of which are exercisable into common stock at a price of $0.65 per share until February 7, 2027, 105,000 of which are exercisable into common stock at a price of $0.53 per share until February 21, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030.

(9) As of July 31, 2025, Daniel Oliver Jr. held 569,070 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 200,000 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028, 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into shares of common stock at a price of $0.10 per share until March 25, 2030, and 200,000 of which are exercisable into shares of common stock at a price of $0.10 per share until May 22, 2030.

(10) As of July 31, 2025, Clynton R. Nauman held 276,845 stock options, 94,070 of which are exercisable into common stock at a price of $0.26 per share until September 22, 2028, 47,775 of which are exercisable into common stock at a price of $0.25 per share until December 12, 2028 and 15,000 of which are exercisable into common stock at a price of $0.17 per share until May 1, 2029, 60,000 of which are exercisable into common stock at a price of $0.10 per share until March 25, 2030, and 60,000 of which are exercisable into common stock at a price of $0.10 per share until May 22, 2030

Exercise of Compensation Securities by Directors and NEOs

No director or NEO exercised any compensation securities during the year ended July 31, 2025.

Stock Option Plans and Other Incentive Plans

As part of the Corporation's evolving compensation practices, on October 17, 2025, the Board approved the adoption of a new "rolling up to 10%" long-term incentive plan (the "Long-Term Incentive Plan") to replace the Company's existing stock option plan (the "Current Plan") in the event that the Long-Term Incentive Plan is approved by shareholders at the Meeting. If the Long- Term Incentive Plan is not approved by Shareholders at the Meeting, the Corporation intends for the Current Plan to remain effective until it is next required to be approved by shareholders in accordance with the policies of the Canadian Securities Exchange.

For a summary of the terms of the Long-Term Incentive Plan, see "Particulars of Other Matters to be Voted Upon - Approval of Long-Term Incentive Plan". A summary of the Current Plan is set out below.

Terms of the Current Plan

The purpose of the Current Plan is to advance the interests of the Corporation by encouraging the directors, officers, employees, consultants and management company employees of the Corporation and of its subsidiaries, if any, by providing them with the opportunity to acquire an equity interest in the Corporation through options granted under the Current Plan to purchase shares of common stock. Given the competitive business environment in which the Company operates, the Current Plan will assist the Corporation to attract and retain valued directors, officers, employees, consultants and management company employees.

The following is a summary of the Current Plan and is qualified in its entirety by the text of the Current Plan attached as Schedule "B" to the information circular of the Corporation dated October 18, 2024. Capitalized terms used but not otherwise defined below have the meanings ascribed to such terms in the Current Plan.

1. The Current Plan is administered by the Board.

2. Unless authorized by the stockholders of the Corporation, the Current Plan, together with all of the Corporation's other previously established or proposed stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, shall not result, at any time, in the number of Shares reserved for issuance pursuant to options exceeding 10% of the issued and outstanding Shares as at the date of grant of any option under the Current Plan.

3. Shares that were the subject of any option that has lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an option granted under the Current Plan.

4. Stock options can be issued to persons who are bona fide Directors, Officers, Employees or Consultants, or a corporation wholly owned by such Director, Officer, Employee or Consultant.

5. Subject to a minimum price of $0.10 per Share, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the Exchange.

6. The aggregate number of Shares subject to an option that may be granted to any one individual in any 12 month period under the Current Plan shall not exceed 5% of the issued and outstanding Shares determined at the time of such grant.

7. The aggregate number of Shares subject to an option that may be granted to any one Consultant in any 12 month period under the Current Plan shall not exceed 4% of the issued and outstanding Shares determined at the time of such grant.

8. The aggregate number of Shares subject to an option that may be granted to any one person conducting Investor Relations Activities in any 12 month period under the Current Plan shall not exceed 2% of the issued and outstanding Shares determined at the time of such grant.

9. All Options granted under the Current Plan may be exercisable for a maximum of five years from the date they are granted.

10. If a Director, Officer, Employee or Consultant ceases to be so engaged by the Corporation for any reason other than death, such Director, Officer, Employee or Consultant shall have the right to exercise any vested option granted to him under the Current Plan and not exercised prior to such termination within a period of 90 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

11. If an Optionee who is engaged in Investor Relations Activities ceases to be so engaged by the Corporation, such Optionee shall have the right to exercise any vested option granted to the Optionee under the Current Plan and not exercised prior to such termination within a period of 30 days after the date of termination, or such shorter period as may be set out in the Optionee's written agreement.

12. If an Optionee dies prior to the expiry of an option, his heirs or administrators may within 12 months from the date of the Optionee's death exercise that portion of an option granted to the Optionee under the Current Plan which remains vested and outstanding.

13. The Options are not assignable or transferable by an Optionee.

14. The Board may, by resolution, amend or terminate the Current Plan, but no such amendment or termination shall, except with the written consent of the Optionees concerned, affect the terms and conditions of options previously granted under the Current Plan which have not then lapsed, terminated or been exercised.

15. Any amendment to the Current Plan or options granted pursuant to the Current Plan shall not become effective until such Exchange and shareholder approval as is required by Exchange Policies and applicable Securities Laws has been received.

16. The Current Plan and the granting and exercise of any options hereunder are also subject to such other terms and conditions as are set out from time to time in applicable Securities Laws and Exchange Policies and such terms and conditions shall be deemed to be incorporated into and become a part of the Current Plan. In the event of an inconsistency between such terms and conditions and the Current Plan, such terms and conditions shall govern.

National Instrument 45-106 Prospectus Exemptions ("NI 45-106") provides exemptions from the requirement to prepare and file a prospectus in connection with a distribution of securities. As the Corporation is listed on the CSE, the Corporation is classified as an "unlisted reporting issuer" for purposes of the exemption provided in Section 2.24 of NI 45-106 for distributions of securities to employees, executive officers, directors and consultants of the Company (the "Exemption"). NI 45-106 restricts the use of the Exemption by "unlisted reporting issuers" such as the Corporation unless the Corporation obtains security holder approval. Specifically, NI 45-106 provides that unless the Corporation has obtained security holder approval and otherwise has satisfied all other requirements of Section 2.25(3) of NI 45-106, the Exemption does not apply to a distribution to an employee or consultant of the "unlisted reporting issuer" who is an investor relations person of the issuer, an associated consultant of the issuer, an executive officer of the issuer, a director of the issuer, or a permitted assign of those persons if, after the distribution,

(a) the number of securities, calculated on a fully diluted basis, reserved for issuance under options granted to

(i) related persons, exceeds 10% of the outstanding securities of the issuer, or

(ii) a related person, exceeds 5% of the outstanding securities of the issuer, or

(b) the number of securities, calculated on a fully diluted basis, issued within 12 months to

(i) related persons, exceeds 10% of the outstanding securities of the issuer, or

(ii) a related person and the associates of the related person, exceeds 5% of the outstanding securities of the issuer.

The term "related person" is defined in NI 45-106 and generally refers to a director or executive officer of the issuer or of a related entity of the issuer, an associate of a director or executive officer of the issuer or of a related entity of the issuer, or a permitted assign of a director or executive officer of the issuer or of a related entity of the issuer. The term "permitted assign" includes a spouse of the person.

Employment, Consulting and Management Agreements

Pursuant to a consulting agreement (the "Consulting Agreement") with an effective date as of September 23, 2023 (the "Effective Date") made among the Corporation, Mount Arvon Partners LLC (the "Consultant") and Joseph E. Mullin III, the owner of the Consultant, the Corporation engaged the Consultant to provide consulting services to the Corporation, including providing the services of Mr. Mullin on a 50% time commitment basis as the Corporation's Chief Executive Officer and President and, upon being elected or appointed as such, Director, of the Corporation. The term of the Consulting Agreement is on a month-to-month basis unless extended at any time by mutual agreement of the parties.

The Consulting Agreement provides that the Consultant shall be paid a monthly consulting fee of $11,000 and may also be paid discretionary bonuses in cash and/or stock if approved by the Corporation's Board of Directors. The Corporation will reimburse the Consultant for reasonable travel and other business expenses incurred by the Consultant in the performance of services under the Consulting Agreement, provided that any such expenses totaling more than $4,500 in any calendar month must be preapproved by the Board of Directors. In addition, the Consulting Agreement provides that the Consultant will be granted stock options and/or restricted stock units ("RSUs") in accordance with the Corporation's stock option plan, subject to the approval of the Board of Directors and in accordance with the policies of the stock exchange on which the Corporation's shares are traded (the "Exchange"), and that all incentive awards granted to the Consultant will immediately become fully vested and exercisable on a change of control of the Corporation, subject to Exchange policies. The amount of the options and/or RSUs to be granted shall be targeted at 4% of the Corporation's shares on a fully diluted basis, with 1% vesting on the Effective Date and an additional 0.5% vesting at the beginning of each of the first six calendar quarters following the Effective Date to the extent the Agreement remains in force. To the extent that the Corporation is not able to issue the full targeted amount of options and/or RSUs on the Effective Date, the Corporation has agreed to provide the Consultant with a "make whole" bonus to cover the value of the shortfall up to a maximum of $1 million.

The Consultant may terminate the Consulting Agreement at any time upon 30 days' written notice to the Corporation. If the effective date of such a termination is at least 12 months after the Effective Date, the Consultant will be entitled to receive additional compensation. Additional compensation ("Additional Compensation"), which is based on market capitalization benchmarks determined at the date of termination, is as follows: Three months' compensation if the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the Corporation's market capitalization exceeds $30 million. The Corporation may terminate the Consulting Agreement at any time without cause immediately after delivery of written notice to the Consultant, provided that the Corporation pays the Consultant three months' compensation plus any Additional Compensation as described above. In the event of such a termination, the Consultant will also be entitled to exercise any vested stock options by the earlier of (i) the expiry date of the stock options, or (ii) 90 days from the termination date of the Consulting Agreement, unless another date is mutually agreed upon.

Subject only to any contrary agreement being established between the Corporation and the Consultant, if there is a change of control of the Corporation, the Consultant may receive, at the Consultant's option, upon the final court order and in advance of closing in a plan of arrangement, or after shareholder and court approval and within a three-month period of the change of control, the following additional compensation: Three months' compensation, plus an additional three months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $5 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $10 million, plus an additional six months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $20 million, plus an additional eighteen months' compensation if the change of control occurs when the Corporation's market capitalization exceeds $30 million.

On April 19, 2017, the Corporation entered into an executive employment agreement with Mr. Mossman, which was amended on April 16, 2018 (the "Executive Employment Agreement"). The Executive Employment Agreement which commenced on May 1, 2017 provides for an annual salary of $135,000 per year. On September 20, 2024, the Company entered into an Amending Agreement with Mr. Mossman to revise certain items within the Executive Employment Agreement which state that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be provided the opportunity within 30 days of any new issuances of shares of common stock by the Company to be granted options from time to time equal to 5% of such new issuance, excluding any shares of common stock issued by the Company as a result of the exercise of incentive stock options. The Corporation's issued and outstanding Common Stock. Mr. Mossman currently holds options to acquire 2,789,255 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation's employment. If there is a change of control and Mr. Mossman is terminated within one (1) year of the date of a change of control or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman's then applicable annual salary. If Mr. Mossman is otherwise terminated without just cause, Mr. Mossman will be entitled to an amount equal to three (3) months of Mr. Mossman's then applicable annual salary and will also be entitled to maintain in effect, until the earliest of the expiration of 18 months from the date of termination and the death of Mr. Mossman, participation in certain of the Corporation's benefit plans and stock option plans. If Mr. Mossman dies while employed by the Corporation, Mr. Mossman's estate, subject to compliance with stock exchange requirements, the stock option plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman's participation in the Corporation's stock option plan. The Corporation terminated the Executive Employment Agreement on September 23, 2023. On September 24, 2024, the Company and Mr. Mossman entered into a consulting services agreement where Mr. Mossman provides, at the request of the Company, advisory services relating to certain technical, strategic planning and general business advice (the "Services") to the Corporation. The term of the consulting services agreement is in effect for a period of five years at a maximum of 40 hours per year of the Services at the request of the Company. The appointment will be without remuneration, except for the granting of incentive stock options to purchase shares of the Company's common stock, pursuant to the terms of the Company's stock option plan.

Pursuant to a consulting services agreement dated April 17, 2018, as amended December 13, 2018 (the "JPA Agreement") with J. Proust & Associates ("JPA"), a management services company owned by one of our directors, John G. Proust, JPA provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation. JPA also provides the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary as well as use of an office. The JPA Agreement provides for a monthly fee of C$15,000 per month and continues on a month to month basis until terminated by the parties in accordance with its terms. The JPA Agreement was terminated on January 31, 2025.

Pursuant to a consulting services agreement dated November 14, 2024 (the "Stellar Agreement") with Stellar Strategy Business Services Inc ("Stellar") a management services company controlled by our CFO, Mihai Draguleasa, Stellar provides business advisory, finance, accounting, corporate administrative services as may be requested by the Corporation. Stellar also provided the Corporation with personnel for the positions of Chief Financial Officer, treasurer, controller and corporate secretary. The Stellar Agreement provided for a monthly fee of C$7,900 per month and continues on a month to month basis until terminated by the parties in accordance with its terms. In the event that either party wishes to terminate this Agreement, that party will be required to provide 60 days' written notice to the other party

Oversight and Description of Director and NEO Compensation

The Board has not created or appointed a compensation committee given the Corporation's current size and stage of development. All tasks related to developing and monitoring the Corporation's approach to the compensation of NEOs and directors are performed by the members of the Board. The compensation of NEOs, directors and the Corporation's employees or consultants, if any, is reviewed, recommended and approved by the Board without reference to any specific formula or criteria. NEOs that are also directors of the Corporation are involved in discussions relating to compensation, but disclose their interest in, and abstain from voting on, decisions relating to their respective compensation.

The overall objective of the Corporation's compensation strategy is to offer short, medium and long-term compensation components to ensure that the Corporation has in place programs to attract, retain and develop management of the highest calibre, and has in place a process to provide for the orderly succession of management, including receipt on an annual basis of any recommendations of the CEO, if any, in this regard. The Corporation currently has a short term compensation component in place, which includes the accrual and/or payment of management fees to certain NEOs, and a long-term compensation component in place, which may include the grant of stock options under the Plan. The Corporation intends to further develop these compensation components. Although it has not to date, the Board may in the future consider, on an annual basis, an award of bonuses to key executives and senior management. The amount and award of such bonuses is expected to be discretionary, depending on, among other factors, the financial performance of the Corporation and the position of the executive. The Board considers that the payment of such discretionary annual cash bonuses may satisfy the medium term compensation component.

The objectives of the Corporation's compensation policies and procedures are to align the interests of the Corporation's employees with the interests of the stockholders. Therefore, a significant portion of total compensation granted by the Corporation, being the grant of stock options, is based upon overall corporate performance. The Corporation relies on Board discussion without formal objectives, criteria and analysis, when determining executive compensation. There are currently no formal performance goals or similar conditions that must be satisfied in connection with the payment of executive compensation.

Pension Plan Benefits

The Corporation does not have any pension plans that provide for payments or benefits to NEOs or directors at, following, or in connection with retirement, including any defined benefits plan or any defined contribution plan. The Corporation does not have a deferred compensation plan with respect to any NEO or director.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

The following table sets out, as of the end of the Corporation's most recently completed financial year, all required information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)(3) (c)
Equity compensation plans approved by securityholders	8,740,371	$0.15	496,676
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	8,740,371	$0.15	496,676

(1) Represents the number of Shares available for issuance upon exercise of outstanding stock options under the Current Plan as at July 31, 2025.

(2) Represents the number of Shares remaining available for future issuance under stock options available for grant as at July 31, 2025 under the Current Plan.

(3) The board of directors of the Corporation has adopted the Long-Term Incentive Plan. See "Particulars of Matters to be Acted Upon - Approval of Long-Term Incentive Plan".

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the stockholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with day-to-day management of the Corporation.496

Pursuant to National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") the Corporation is required to disclose its corporate governance practices, as summarized below. The Board will monitor such practices on an ongoing basis and when necessary implement such additional practices as it deems appropriate.

National Policy 58-201 Corporate Governance Guidelines establishes corporate governance guidelines to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices, which are both in the interest of its stockholders and contribute to effective and efficient decision making.

Board of Directors

The Board presently has five directors: Joseph Eugene Mullin III, Thomas I. Vehrs, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman. Thomas I. Vehrs, Lawrence W. Lepard, Daniel Oliver Jr. and Clynton R. Nauman are independent. Joseph Eugene Mullin III is not independent as he is the CEO of the Corporation

The definition of independence used by the Corporation is that used in Nasdaq Listing Rule 5605(a)(2), which provides that an "independent director" is a person other than an executive officer or employee of the Corporation or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq listing rules provide that a director of a company cannot be considered independent if:

• the director is, or at any time during the past three years was, an employee of the company;

• the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

• a family member of the director is, or at any time during the past three years was, an executive officer of the company;

• the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

• the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

• the director or a family member of the director is a current partner of the company's outside auditor, or at any time during the past three years was a partner or employee of the company's outside auditor, and who worked on the company's audit.

The Board believes that the principal objective of the Corporation is to generate economic returns with the goal of maximizing stockholder value, and that this is to be accomplished by the Board through its stewardship of the Corporation. In fulfilling its stewardship function, the Board's responsibilities include strategic planning, appointing and overseeing management, succession planning, risk identification and overseeing financial and corporate issues. Directors are involved in the supervision of management.

The Corporation has not developed written position descriptions for the CEO and the CFO. Pursuant to Chapter 78 of the Nevada Revised Statutes, directors must declare any interest in a material contract or transaction or a proposed material contract or transaction.

Other Directorships

The following current and nominee directors of the Corporation standing for election at the Meeting also serve as directors of other reporting issuers:

Name of Director	Other Reporting Issuer	Name of Exchange or Market
Joseph E. Mullin III III	Pure Energy Minerals Ltd.	TSX V
	FireFox Gold Corp.	TSX-V
Lawrence W. Lepard	Lavras Gold Corp.	TSX-V
	Cabral Gold Corp.	TSX-V
Daniel Oliver Jr.	Guanajuato Silver Company Ltd.	TSX-V
Clynt Nauman	Contango Ore, Inc	NYSE

Orientation and Continuing Education

Each new director of the Corporation is briefed about the nature of the Corporation's business, its corporate strategy and current issues within the Corporation. New directors will be encouraged to review the Corporation's public disclosure records as filed on the System for Electronic Document Analysis and Retrieval (SEDAR+) in Canada at www.sedarplus.ca and as filed on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system in the United States at www.sec.gov. Directors are also provided with access to management to better understand the operations of the Corporation, and to the Corporation's legal counsel to discuss their legal obligations as directors of the Corporation.

Ethical Business Conduct

During the Corporation's financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the United States Securities Act of 1933, as amended. The Code of Ethics, a copy of which has been filed on SEDAR+, obligates the Corporation's directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation's consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities legislation in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Nomination of Directors

The Corporation does not have a formal process or committee for proposing new nominees for election to the Board. Management is in contact with individuals involved in the mineral exploration sector, and in the event that the Corporation requires any new directors, such individuals will be brought to the attention of the Board. The Corporation will conduct reference and background checks on suitable candidates. New nominees generally must have a track record in business management, areas of strategic interest to the Corporation, the ability to devote the time required to carry out the obligations and responsibilities of a director and a willingness to serve in that capacity.

Compensation

At present, the Board as a whole determines the compensation of the CEO and CFO of the Corporation and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation. The Corporation currently pays directors' fees to its directors who are not also NEOs for their services. Given the Corporation's size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Other Board Committees

The Board has not established any committees other than the audit committee (the "Audit Committee").

Assessments

Neither the Corporation nor the Board has developed a formal review system to assess the performance of the directors or the Board as a whole. The contributions of individual directors are monitored by other members of the Board on an informal basis through observation.

AUDIT COMMITTEE AND RELATIONSHIP WITH AUDITOR

General

The Audit Committee is a standing committee of the Board, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which will include monitoring the quality and integrity of the Corporation's financial statements and the independence and performance of the Corporation's external auditor, acting as a liaison between the Board and the Corporation's external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management and the Board have established.

Audit Committee Charter

The Board has adopted an Audit Committee Charter, which sets out the Audit Committee's mandate, organization, powers and responsibilities. The Audit Committee Charter is attached as Schedule "A" to this Information Circular.

Composition

As at the date of this Information Circular, the Audit Committee is comprised of three directors: Daniel Oliver Jr. (audit committee chairman), Thomas I. Vehrs, and Lawrence W. Lepard.

National Instrument 52-110 Audit Committees ("NI 52-110") provides that a member of an audit committee is "independent" if the member has no direct or indirect material relationship with a company, which could, in the view of that company's board of directors, reasonably interfere with the exercise of the member's independent judgment. All of the members of the presently constituted Audit Committee meet the definition of independence provided in NI 52-110.

Relevant Education and Experience

NI 52-110 provides that an individual is "financially literate" if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation's financial statements. All of the members of the Audit Committee are financially literate.

Thomas I. Vehrs has been associated with Canadian junior mining companies for over twenty years, having served both in officer and director positions. His statistical work as a geologist and his years of financial statement review in his capacity as an officer and director of various companies give him the experience and insight needed to discharge his duties as an Audit Committee member.

Daniel Oliver Jr. has extensive financial experience, Mr. Oliver manages Myrmikan Gold Fund, which makes investments in the precious metals mining sector. Mr. Oliver obtained an MBA from INSEAD in 2005. After co-founding two venture companies, Mr. Oliver joined Bearing Capital, LLC, a private equity firm in Buenos Aires focused on Latin American commodities investments. He is also a director of Guanajuato Silver Co. Ltd and President of the Committee for Monetary Research & Education, an organization founded by prominent economists and businessmen in 1970 in opposition to the Bretton Woods monetary system. Mr. Oliver is also a member of the audit committee of Guanajuato Silver Company Ltd.

Lawrence W. Lepard runs Equity Management Associates, LLC, an investment partnership which has focused on investing in precious metals since 2008. Prior to EMA, Mr. Lepard spent 25 years as a professional investor and venture capitalist. Mr. Lepard holds an MBA with Academic Distinction from Harvard Business School and a BA in Economics from Colgate University. He serves on the board of directors of two other public mining companies.

Audit Committee Oversight

Since the commencement of the Corporation's most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Corporation's most recently completed financial year, the Corporation has not relied on the exemptions in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of NI 52-110. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided. Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the Corporation or of an affiliate of the Corporation. Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee will pre-approve all non-audit services to be provided by the Corporation's external auditor.

External Auditor Service Fees (By Category)

The table below sets out the audit fees incurred by the Corporation for the financial years ended July 31, 2025 and 2024:

Audit Service Fees	Year Ended July 31, 2025 ($)	Year Ended July 31, 2024 ($)
Audit Fees (1)	43,551	40,610
Audit-Related Fees (2)	34,732	46,561
Total	78,283	87,171

(1) Represents aggregate fees billed by the Corporation's auditor for audit fees.

(2) Represents aggregate fees billed for assurance and related services by the Corporation's auditor that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not disclosed in the "Audit Fees" row.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, indebted to the Corporation or any of its subsidiaries. No indebtedness of current or former director, executive officer, proposed nominee for election to the Board, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no:

(a) director, proposed director or executive officer of the Corporation;

(b) person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation;

(c) associate or affiliate of any of the foregoing person or company; or

(d) director or executive officer of the foregoing person or company,

has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation, except for any interest arising from the ownership of securities of the Corporation where such person or company receives no extra or special benefit or advantage not shared on a proportionate basis by all holders of the same class of securities.

APPOINTMENT OF AUDITOR

At the Meeting, stockholders will be asked to pass an ordinary resolution appointing Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation until the next annual meeting of stockholders and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor. An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR the foregoing appointment and authorization.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Advisory Vote on Fiscal Year 2025 Executive Compensation

At the Meeting, stockholders will be asked to approve, on a non-binding basis, the compensation of the Corporation's Named Executive Officers for the fiscal year ended July 31, 2025.

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), the Board is submitting a "say-on-pay" proposal for stockholder consideration. While the vote on the compensation of the Named Executive Officers is non-binding and solely advisory in nature, the Board values the opinion of stockholders and will review and consider the voting results.

The Corporation's executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and the Corporation's and our stockholders' interests. Management believes the compensation program is strongly aligned with the long-term interests of the Corporation and its stockholders. Compensation of executive officers is designed to enable the Corporation to attract and retain talented and experienced executives to lead the Corporation successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 12 through 16 of the Proxy Statement and on pages 9 through 14 of this Information Circular.

Stockholders are asked to vote on the following resolution (the "Executive Compensation Resolution"):

"RESOLVED, that the stockholders of Rise Gold Corp. approve, on an advisory basis, the compensation paid to its Named Executive Officers for the fiscal year ended July 31, 2025."

As indicated above, the stockholder vote on this resolution will not be binding on the Corporation or the Board and will not be construed as overruling or determining any decision by the Corporation or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for the Corporation or the Board.

Vote Required

The affirmative vote of the majority of the votes cast on this proposal is required to approve the compensation of our Named Executive Officers for the fiscal year ended July 31, 2025, as disclosed in the Proxy Statement and this Information Circular.

The Board recommends a vote "FOR" the approval of the Executive Compensation Resolution. In the absence of a contrary instruction, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the Executive Compensation Resolution.

Approval of Long-Term Incentive Plan

On October 17, 2025, the Board approved the adoption of the Long-Term Incentive Plan to replace the Current Plan. The Current Plan became effective on March 23, 2016. The Company is now seeking shareholder approval to approve the Long-Term Incentive Plan in accordance with Canadian Securities Exchange (the "Exchange") Policy 6 - Distributions and Corporate Finance.

The Company believes it would be prudent to adopt the Long-Term Incentive Plan in order to promote the long-term success of the Company and the creation of shareholder value by: (a) encouraging the attraction and retention of Eligible Persons; (b) encouraging such Eligible Persons to focus on critical long-term objectives; and (c) promoting greater alignment of the interests of such Eligible Persons with the interests of the Company, in each case as applicable to the type of Eligible Person to whom an Award is granted.

Summary of the Long-Term Incentive Plan

The following is a summary of the key provisions of the Long-Term Incentive Plan. The following summary is qualified in all respects by the full text of the Long-Term Incentive Plan, a copy of which is attached hereto as Schedule "B".

All capitalized terms used but not defined in this section have the meaning ascribed thereto in the Long-Term Incentive Plan.

The Long-Term Incentive Plan shall provide for the award of Restricted Share Units ("RSUs"), Performance Share Units ("PSUs"), Deferred Share Units ("DSUs"), Stock Appreciation Rights ("SARs") and options to purchase Shares ("Options" and together with RSUs, PSUs, DSUs and SARs, "Awards") to Directors, Officers, Employees, Management Company Employees, Consultants (as such terms are defined by the Long-Term Incentive Plan) of the Company or a subsidiary of the Company and Eligible Charitable Organizations (as such term is defined by the Long-Term Incentive Plan and collectively, the "Eligible Persons"), as further described in the following summary. The RSUs, PSUs, DSUs, SARs and Options issuable to any Participant under the Long-Term Incentive Plan or the Current Plan shall be hereinafter referred to as "Incentive Securities".

Plan Administration

The Long-Term Incentive Plan shall be administered and interpreted by the Board or, if the Board by resolution so decides, by a committee appointed by the Board. All actions taken and all interpretations and determinations made or approved by the Board in good faith shall be final and conclusive and shall be binding on any Participants of the Long-Term Incentive Plan and the Company, subject to any required approval of the Exchange.

Shares Available for Awards

The maximum aggregate number of Shares issuable in respect of all Incentive Securities granted or issued under the Company's Security Based Compensation Plans, at any point, shall not exceed ten percent (10%) of the total number of issued and outstanding Shares on a non-diluted basis at such point in time.

For greater certainty, this limitation applies to all Incentive Securities granted or issued under the Company's Security Based Compensation Plans at any point in time, including those held by Related Persons (as a group) at any point in time.

For the purposes of calculating the number of Shares reserved for issuance under the Long-Term Incentive Plan, each Option and each SAR shall be counted as reserving one Share under the Long- Term Incentive Plan, and notwithstanding that the settlement of any RSU, DSU and PSU may be completed in cash, each RSU, DSU and PSU shall, in each case, be counted as reserving one Share under the Long-Term Incentive Plan.

As Long-Term Incentive Plan is an evergreen plan, the number of Incentive Securities issuable thereunder will replenish in an amount equal to the number of Shares issued pursuant to the exercise or vesting, as applicable, of such Incentive Securities at any point in time. Any Shares related to Awards which have been settled in cash, cancelled, surrendered, forfeited, expired or otherwise terminated without the issuance of such Shares shall be available again for granting Awards under the Long-Term Incentive Plan.

Participation Limits

The Long-Term Incentive Plan provides the following limitations on grants:

a) The maximum aggregate number of Shares issuable to any one Related Person at any point in time in respect of all Incentive Securities granted or issued under Security Based Compensation Plans shall not exceed five percent (5%) of the issued and outstanding Shares on a non-diluted basis, calculated at the date an Award is granted to the Related Person, unless the Company has obtained the requisite disinterested shareholder approval;

b) The maximum aggregate number of Shares issuable to all Related Persons at any point in time in respect of all Incentive Securities granted or issued under Security Based Compensation Plans shall not exceed ten percent (10%) of the issued and outstanding Shares on a non-diluted basis, calculated on the date an Award is granted to a Related Person, unless the Company has obtained the requisite disinterested shareholder approval;

c) The maximum aggregate number of Shares issuable to any one Related Person and the Associates of the Related Person in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed five (5%) of the issued and outstanding Shares on a non-diluted basis, calculated on the date an Award is granted to such Related Person, unless the Company has obtained the requisite disinterested shareholder approval;

d) The maximum aggregate number of Shares issuable to all Related Persons in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed ten (10%) of the issued and outstanding Shares on a non-diluted basis, calculated on the date an Award is granted to a Related Person, unless the Company has obtained the requisite disinterested shareholder approval; and

e) The maximum aggregate number of Shares issuable to all Investor Relations Service Providers in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed two (2%) of the issued and outstanding Shares on a non-diluted basis, calculated on the date an Award is granted to an Investor Relations Service Provider.

Eligibility and Participation

Subject to the provisions of the Long-Term Incentive Plan (including, without limitation, restrictions on grants to Investor Relations Service Providers) and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of RSUs, PSUs, DSUs, SARs and Options to all categories of Eligible Persons, except that Eligible Charitable Organizations shall only be entitled to receive Options.

Description of RSUs

A RSU is a right awarded to a Participant to receive payment in Shares in accordance with the Long-Term Incentive Plan. Upon settlement, contingent upon the lapse of any restrictions, each RSU entitles the recipient Participant to receive a number of Shares equal to the number of RSUs credited to a Participant's Account on vesting dates.

RSUs shall be subject to such restrictions as the Board, in its discretion, may establish or determine in the applicable Award Agreement or at the time an Award is granted. Unless otherwise provided for in an Award Agreement, all RSUs will vest and become payable by the issuance of Shares at the end of the restricted period as specified by the Board in the applicable Award Agreement. Unless otherwise determined by the Board, upon the occurrence of a Change of Control, all restrictions upon any RSUs shall lapse immediately and all such RSUs shall become fully vested.

Effect of Termination on RSUs

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Long-Term Incentive Plan, RSUs shall be subject to the following conditions:

Death: Upon death of a Participant, any RSUs granted to such Participant which, prior to the Participant's death, had not vested, will be immediately and automatically forfeited and cancelled. Any RSUs granted to such Participant, which prior to the Participant's death, had vested, will accrue to the Participant's estate in accordance with the provisions of the Long-Term Incentive Plan.

Termination of Employment or Service for Cause: Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, all RSUs granted to such Participant will immediately terminate without payment and be automatically forfeited and cancelled.

Termination of Employment or Service for Cause, Voluntary Termination, or Retirement: Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, or due to Retirement, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any RSUs granted to such Participant which, prior to termination, had not vested, will be immediately and automatically forfeited and cancelled. Any RSUs granted to such Participant, which prior to termination, had vested, will accrue to the Participant in accordance with the provisions of the Long-Term Incentive Plan.

Disability: Where a Participant becomes afflicted by a Disability, all RSUs granted to the Participant under the Long-Term Incentive Plan will continue to vest in accordance with the terms of such RSUs, provided, however, that no RSUs may be redeemed during a leave of absence. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, unless the applicable Award Agreement provides otherwise and subject to the provisions of the Long-Term Incentive Plan, all RSUs granted to the Participant under the Long-Term Incentive Plan that had not vested will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date of termination determined by the Board, provided, however, that any RSUs granted to such Participant that, prior to the Participant's termination due to Disability, had vested pursuant to term of the applicable Award Agreement will accrue to the Participant in accordance with the provisions of the Long-Term Incentive Plan.

Directorships: Where a Participant ceases to be a Director for any reason, any RSUs granted to such Participant which, prior to cessation, have not vested, will immediately terminate without payment, be forfeited and cancelled . Any RSUs granted to such Participant, which prior to cessation, have vested, will accrue to the Participant in accordance with the provisions of the Long- Term Incentive Plan.

Description of PSUs

A PSU is an Award that is awarded based on the attainment of performance criteria within a certain period, which criteria and period shall be selected, settled and determined by the Board. An Award Agreement may provide the Board with the right during a Performance Cycle or after it has ended, to revise Performance Criteria and Award amounts if unforeseen events occur.

All PSUs will vest and become payable to the extent that the Performance Criteria set forth in the Award Agreement are satisfied for a Performance Cycle, as determined by the Board. Unless otherwise determined by the Board, upon the occurrence of a Change of Control event, all PSUs shall become fully vested.

Effect of Termination on PSUs

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Long-Term Incentive Plan, PSUs shall be subject to the following conditions:

Death: Upon death of a Participant, any PSUs granted to such Participant which, prior to the Participant's death, had not vested, will be immediately and automatically forfeited and cancelled. However, the Board may determine that certain PSUs have vested based on the extent which Performance Criteria have been satisfied in that portion of the Performance Cycle that has lapsed. Any PSUs granted to such Participant, which prior to the Participant's death, had vested, will accrue to the Participant's estate in accordance with the provisions of the Long-Term Incentive Plan.

Termination of Employment or Service for Cause: Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, all PSUs granted to such Participant will immediately terminate without payment and be automatically forfeited and cancelled.

Termination of Employment or Service for Cause, Voluntary Termination or Retirement: Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, or due to Retirement, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any PSUs granted to such Participant which, prior to termination, had not vested, will be immediately and automatically forfeited and cancelled. However, the Board may determine that certain PSUs have vested based on the extent which Performance Criteria have been satisfied in that portion of the Performance Cycle that has lapsed. Any PSUs granted to such Participant, which prior to termination, had vested, will accrue to the Participant in accordance with the provisions of the Long-Term Incentive Plan.

Disability: Where a Participant becomes afflicted by a Disability, all PSUs granted to the Participant under the Long-Term Incentive Plan will continue to vest in accordance with the terms of such PSUs, provided, however, that no PSUs may be redeemed during a leave of absence. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, unless the applicable Award Agreement provides otherwise and subject to the provisions of the Long-Term Incentive Plan, all PSUs granted to the Participant under the Long-Term Incentive Plan that have not vested will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the date of termination determined by the Board, provided, however, that the Board may determine, in its sole discretion, the number of the Participant's PSUs that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The PSUs that the Board determines to have vested shall become payable in accordance with the Long-Term Incentive Plan.

Directorships: Where a Participant ceases to be a Director for any reason, any PSUs granted to such Participant which, prior to cessation, had not vested, will immediately terminate without payment, be forfeited and cancelled. However, the Board may determine that certain PSUs have vested based on the extent which Performance Criteria have been satisfied in that portion of the Performance Cycle that has lapsed. Any PSUs granted to such Participant, which prior to cessation, had vested, will accrue to the Participant in accordance with the provisions of the Long-Term Incentive Plan.

Description of DSUs

A DSU is an Award that is payable after the effective date that a Participant ceases to be an Eligible Person under the Long-Term Incentive Plan, subject to certain vesting criteria. Unless otherwise determined by the Board, upon the occurrence of a Change of Control event, all DSUs shall become fully vested.

The payment of DSUs will occur on the date that is designated by the Participant and communicated to the Company by the Participant in writing at least fifteen (15) days prior to the designated day, or such earlier date as the Participant and Company may agree. If no notice is given by the Participant for a designated day, the DSUs shall be payable on the first anniversary of the date on which the Participant ceases to be an Eligible Person for any reason or any earlier period on which the DSUs vested, as the case may be, at the sole discretion of the Participant.

Election by Directors - DSUs

Under the Long-Term Incentive Plan, Directors may elect to receive directorship fees in the form of DSUs, which election must be made within certain timeframes as specified in the Long-Term Incentive Plan. In case of an election by a Director, the number of DSUs to be credited shall be determined by dividing applicable directorship fees with the Market Price on the Grant Date of the DSUs or if more appropriate, another trading range that best represents the period for which the DSUs were earned (subject to minimum pricing requirements under Exchange policies). No fractional DSUs shall be credited to any Director.

Description of SARs

A SAR is an Award that gives a Participant the right to receive a payment in Shares equal to the excess, if any, of the Market Price at the date such SAR is exercised over the SAR Grant Price, multiplied by the number of Shares in respect of which the SAR is being exercised (less any amount required to be withheld for taxes by applicable law) (the "SAR Amount"), in accordance with the terms of the Option and the Long-Term Incentive Plan. The exercise price of the SAR shall be determined by the Board at the time the SAR is granted but in no event shall such exercise price be lower than the Market Price permitted by the Exchange.

The Board shall determine the vesting, performance and other conditions, if any, that must be satisfied before all or part of an SAR may be exercised. Unless otherwise determined by the Board, upon the occurrence of a Change of Control event, all SAR shall become fully vested.

SAR will be exercised pursuant to their applicable Award Agreement, which exercise shall be contingent upon receipt by the Company of a written notice of exercise set forth in the applicable Award Agreement and of a form of cash payment acceptable to the Company for the full purchase price of the Shares to be issued. In the event that the expiry date of an SAR falls during a Blackout Period, the expiry date of such SAR shall automatically be extended to a date which is ten (10) Trading Days following the end of such Blackout Period, subject to no cease trade order being in place under applicable securities laws; provided that if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such SAR within ten (10) Trading Days following the end of the last imposed Blackout Period.

Effect of Termination on SARs

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Long-Term Incentive Plan, SARs shall be subject to the following conditions:

Death: Upon death of a Participant, any SARs held by such Participant at the date of death shall be exercisable (by an inheritor or the Participant's estate) for a period of 120 days after the date of death or prior to the expiration of the SARs, whichever is sooner, only to the extent the Participant was entitled to exercise the SARs at the date of death of such Participant.

Termination of Employment or Service for Cause: Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, no SAR shall be exercisable from the date of termination as determined by the Board.

Termination of Employment or Service for Cause, Voluntary Termination or Retirement: Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, due to Retirement, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any SARs held by such Participant at the date of termination shall be exercisable for a period of 90 days after the date of termination determined by the Board or prior to the expiration of the SARs, whichever is sooner, only to the extent the Participant was entitled to exercise the SARs at the date of termination.

Disability: Where a Participant becomes afflicted by a Disability, all SARs granted to the Participant under the Long-Term Incentive Plan will continue to vest in accordance with the terms of such SARs. Where a Participant's employment or consulting agreement is terminated by the Company or a subsidiary of the Company due to disability, any SARs held by such Participant at the date of termination shall be exercisable for a period of 120 days after the date of termination determined by the Board or prior to the expiration of the SARs, whichever is sooner, only to the extent the Participant was entitled to exercise the SARs at the date of termination.

Directorships: Where a Participant ceases to be a Director for any reason, any SARs held by such Participant on the Cessation Date shall be exercisable for a period of 90 days (120 days in the event the Participant is afflicted with a Disability) after the Cessation Date or prior to the expiration of the SARs, whichever is sooner, only to the extent the Director was entitled to exercise the SARs at the Cessation Date.

Eligible Charitable Organizations: Where, in the case of Eligible Charitable Organizations, a Participant ceases to be an Eligible Person due to no longer being an Eligible Charitable Organization, any SARs held by such Participant on the Cessation Date shall be exercisable for a period of 90 days after the Cessation Date or prior to the expiration of the SARs, whichever is sooner, only to the extent the Eligible Charitable Organization was entitled to exercise the SARs at the Cessation Date.

Description of Options

An Option is an Award that gives a Participant the right to purchase one Share at a specified price in accordance with the terms of the Option and the Long-Term Incentive Plan. The exercise price of the Options shall be determined by the Board at the time the Option is granted but in no event shall such exercise price be lower than the Market Price permitted by the Exchange.

The Board shall determine the vesting, performance and other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise determined by the Board, upon the occurrence of a Change of Control event, all Options shall become fully vested.

Options will be exercised pursuant to their applicable Award Agreement, which exercise shall be contingent upon receipt by the Company of a written notice of exercise set forth in the applicable Award Agreement and of a form of cash payment acceptable to the Company for the full purchase price of the Shares to be issued. In the event that the expiry date of an Option falls during a Blackout Period, the expiry date of such Option shall automatically be extended to a date which is ten (10) Trading Days following the end of such Blackout Period, subject to no cease trade order being in place under applicable securities laws; provided that if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) Trading Days following the end of the last imposed Blackout Period.

Effect of Termination on Options

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Long-Term Incentive Plan, Options shall be subject to the following conditions:

Death: Upon death of a Participant, any Options held by such Participant at the date of death shall be exercisable (by an inheritor or the Participant's estate) for a period of 120 days after the date of death or prior to the expiration of the Option, whichever is sooner, only to the extent the Participant was entitled to exercise the Option at the date of death of such Participant.

Termination of Employment or Service for Cause: Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, no Option shall be exercisable from the date of termination as determined by the Board.

Termination of Employment or Service for Cause, Voluntary Termination or Retirement: Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, due to Retirement, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any Options held by such Participant at the date of termination shall be exercisable for a period of 90 days after the date of termination determined by the Board or prior to the expiration of the Option, whichever is sooner, only to the extent the Participant was entitled to exercise the Option at the date of termination.

Disability: Where a Participant becomes afflicted by a Disability, all Options granted to the Participant under the Long-Term Incentive Plan will continue to vest in accordance with the terms of such Options. Where a Participant's employment or consulting agreement is terminated by the Company or a subsidiary of the Company due to disability, any Options held by such Participant at the date of termination shall be exercisable for a period of 120 days after the date of termination determined by the Board or prior to the expiration of the Option, whichever is sooner, only to the extent the Participant was entitled to exercise the Option at the date of termination.

Directorships: Where a Participant ceases to be a Director for any reason, any Options held by such Participant on the Cessation Date shall be exercisable for a period of 90 days (120 days in the event the Participant is afflicted with a Disability) after the Cessation Date or prior to the expiration of the Option, whichever is sooner, only to the extent the Director was entitled to exercise the Option at the Cessation Date.

Eligible Charitable Organizations: Where, in the case of Eligible Charitable Organizations, a Participant ceases to be an Eligible Person due to no longer being an Eligible Charitable Organization, any Options held by such Participant on the Cessation Date shall be exercisable for a period of 90 days after the Cessation Date or prior to the expiration of the Option, whichever is sooner, only to the extent the Eligible Charitable Organization was entitled to exercise the Option at the Cessation Date.

Non-Transferability of Awards

No Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company.

Shareholder Approval of the Long-Term Incentive Plan

The Company must obtain shareholder approval of the Long-Term Incentive Plan: (i) within three years after institution; and (ii) within every three years thereafter.

Amendment and Termination of the Long-Term Incentive Plan

The Board may at any time or from time to time, in its sole and absolute discretion, amend, suspend, terminate or discontinue the Long-Term Incentive Plan and may amend the terms and conditions of any Awards granted thereunder, subject to (a) any required approval of any applicable regulatory authority or Exchange, and (b) any required approval of shareholders in accordance with the rules and policies of the Exchange or applicable law. Without limitation, shareholder approval shall not be required for the following amendments:

a) amendments to fix typographical errors;

b) amendments to clarify existing provisions of the Long-Term Incentive Plan that do not have the effect of altering the scope, nature and intent of such provisions; and

c) amendments that are necessary to comply with applicable law or the requirements of the Exchange.

If the Long-Term Incentive Plan is terminated, Awards granted or issued prior to the date of termination shall remain outstanding and in effect in accordance with their applicable terms and conditions.

Amendments and Cancellation of Awards

In accordance with the policies of the Exchange, the terms of an Award may not be amended once issued, unless otherwise approved by the Exchange and subject to compliance with applicable laws. In the event Exchange approval is received for the amendment of an Award, no amendment shall be made which would impair the rights of any Participant, without such Participant's consent, provided that no such consent shall be required if the amendment is: (a) either required or advisable in respect of compliance with any law, regulation or requirement of any accounting standard; or (b) not reasonably likely to significantly diminish the benefits provided under such Award. In accordance with the policies of the Exchange, if an Award is cancelled prior to its expiry date, the Company shall not grant new Awards to the same Participant until 30 days have elapsed from the date of cancellation.

Long-Term Incentive Plan Resolution

At the Meeting, the following resolution (the "Long-Term Incentive Plan Resolution"), with or without variation, will be placed before the shareholders:

BE IT RESOLVED, as an ordinary resolution of the Company's shareholders, that:

a) the "rolling up to 10%" long-term incentive plan of the Company (the "Long-Term Incentive Plan"), substantially in the form attached to the Information Circular of the Company dated October 17, 2025 (the "Information Circular") as Schedule "B" is hereby approved and confirmed as the long-term incentive plan of the Company;

b) in accordance with the policies of the Canadian Securities Exchange ("Exchange"), the Company will seek shareholder approval of the Long-Term Incentive Plan within three years from the date this resolution is approved;

c) the Board or any director or officer is authorized to make amendments to the Long-Term Incentive Plan from time to time as required or deemed necessary by the Exchange or as the Board, or director or officer may, in its sole discretion, deem to be necessary, advisable or desirable, provided that such amendments are in compliance with the policies of the Exchange and applicable laws and will be subject to the approval of all applicable regulatory authorities; and

d) any director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, and to deliver or cause to be delivered, all such other deeds, documents, instruments and assurances and to do or cause to be done all such other acts as in the opinion of such director or officer of the Company may be necessary, advisable or desirable to carry out the terms of the foregoing resolutions.

Management recommends that shareholders vote in favour of the Long-Term Incentive Plan Resolution. In the absence of instructions to the contrary, the enclosed form of proxy will be voted FOR the Long-Term Incentive Plan Resolution.

ADDITIONAL INFORMATION

Additional information with respect to the Corporation is available on the SEDAR+ website at www.sedarplus.ca. You may request copies of the Corporation's financial statements and management discussion and analysis by completing the request card included with the Meeting Materials, in accordance with the instructions therein. Financial information is provided in the Corporation's financial statements and management discussion and analysis for its most recently completed financial year, which are available on SEDAR+.

DATED: October 17, 2025.

By Order of the Board of Directors of

RISE GOLD CORP.

Joseph E. Mullin III

Chief Executive Officer

- A1 -

RISE GOLD CORP.

(the "Company")

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company's audit committee, or its Board of Directors (the "Board") in lieu thereof (the "Audit Committee"). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a) Number of Members. The Audit Committee must be comprised of a minimum of three (3) directors of the Company.

(b) Chair. If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the "Chair") to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

Meetings

(a) Quorum. The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b) Agenda. The Chair will set the agenda for each meeting, after consulting with management and the Company's external auditor (the "Auditor"). Agenda materials such as draft financial statements must be circulated to all members of the Audit Committee for such members to have a reasonable amount of time to review the materials prior to the meeting.

(c) Notice to Auditor. The Auditor will be provided with notice as necessary of any meeting of the Audit Committee, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor's duties.

(d) Minutes. Minutes of meetings of the Audit Committee will be accurately recorded, with such minutes recording the decisions reached by the committee.

- A2 -

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

External Auditor

The Audit Committee will:

(a) Selection of Auditor. Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company's accounts, controls and financial statements.

(b) Scope of Work. Evaluate, prior to the annual audit of the Company's financial statements, the scope and general extent of the Auditor's review, including the Auditor's engagement letter.

(c) Compensation. Recommend to the Board the compensation to be paid to the Auditor.

(d) Replacement of Auditor. If necessary, recommend the replacement of the Auditor to the Board.

(e) Approve Non-Audit Related Services. Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f) Responsibility for Oversight. Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g) Resolution of Disputes. Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a) Review Annual Financial Statements. Review the Company's audited annual financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b) Review Interim Financial Statements. Review and discuss with management the Company's unaudited interim financial statements, and if appropriate, recommend their approval to the Board.

(c) MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports. Review management's discussion and analysis, interim and annual press releases, and reports of the Audit Committee before the Company publicly discloses such information.

(d) Auditor Reports and Recommendations. Review and consider any significant reports and recommendations issued by the Auditor, together with management's response, and the extent to which recommendations made by the Auditor have been implemented.

- A3 -

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a) Internal Controls. Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b) Financial Management. Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

(c) Accounting Policies and Practices. Review management's plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d) Litigation. Review with the Auditor and the Company's legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company's financial statements.

(e) Other. Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company's financial statements or disclosure.

Complaints

The Audit Committee will:

(a) Accounting, Auditing and Internal Control Complaints. Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b) Employee Complaints. Establish a procedure for the confidential transmittal on condition of anonymity by the Company's employees of concerns regarding questionable accounting or auditing matters.

Authority

(a) Auditors. The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b) Independent Advisors. The Audit Committee may, at the Company's expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

- A4 -

Reporting

The Audit Committee will report to the Board on:

(a) the independence of the Auditor;

(b) the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c) the reappointment or termination of the Auditor;

(d) the adequacy of the Company's internal controls and disclosure controls;

(e) the Audit Committee's review of the Company's financial statements, both annual and interim;

(f) the Audit Committee's review of management's discussion and analysis, both annual and interim;

(g) the Company's compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h) all other material matters dealt with by the Audit Committee.

- B1 -

SCHEDULE "B"

LONG-TERM INCENTIVE PLAN

(See attached)

SCHEDULE "B"

LONG-TERM INCENTIVE PLAN

RISE GOLD CORP.

(the "Company")

SECTION 1 ESTABLISHMENT AND PURPOSE OF THE PLAN

The Company wishes to establish this long-term incentive plan ("Plan"). The purpose of this Plan is to promote the long-term success of the Company and the creation of shareholder value by: (a) encouraging the attraction and retention of Eligible Persons; (b) encouraging such Eligible Persons to focus on critical long-term objectives; and (c) promoting greater alignment of the interests of such Eligible Persons with the interests of the Company, in each case as applicable to the type of Eligible Person to whom an Award is granted.

This Plan provides for the grant of Restricted Share Units, Performance Share Units, Deferred Share Units, Stock Appreciation Rights and Options to Eligible Persons, as further described herein.

This Plan is a "rolling up to 10%" security based compensation plan, permitting outstanding Incentive Securities in a maximum aggregate amount that is equal to ten percent (10%) of the issued and outstanding Shares at the date of any Award.

SECTION 2 DEFINITIONS

As used in this Plan, the following terms shall have the meanings set forth below:

(a) "Award" means any award of RSUs, PSUs, DSUs, SARs or Options granted under this Plan or the Prior Plan;

(b) "Award Agreement" means any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under this Plan or the Prior Plan;

(c) "Board" means the board of directors of the Company;

(d) "Blackout Period" means an interval of time during which the Company has determined that one or more Participants may not trade any securities of the Company because they may be in possession of publicly undisclosed material information pertaining to the Company;

(e) "Cessation Date" means the effective date on which a Participant ceases to be an Eligible Person for any reason;

(f) "Change of Control" means the occurrence of any one or more of the following events:

(i) a reorganization, amalgamation, merger, acquisition or other business combination (or a plan of arrangement in connection with any of the foregoing), other than solely involving the Company and any one or more of its affiliates, with respect to which all or substantially all of the persons who were the beneficial owners of the Shares and other securities of the Company immediately prior to such reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement do not, following the completion of such reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement, beneficially own, directly or indirectly, more than 50% of the resulting voting rights (on a fully-diluted basis) of the Company or its successor;

(ii) the sale, exchange or other disposition to a person other than an affiliate of the Company of all, or substantially all of the Company's assets;

(iii) a resolution is adopted to wind-up, dissolve or liquidate the Company;

(iv) a change in the composition of the Board, which occurs at a single meeting of the shareholders of the Company or upon the execution of a shareholders' resolution, such that individuals who are members of the Board immediately prior to such meeting or resolution cease to constitute a majority of the Board, without the Board, as constituted immediately prior to such meeting or resolution, having approved of such change; or

(v) any person, entity or group of persons or entities acting jointly or in concert (an "Acquiror") acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Company which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror to cast or to direct the casting of 20% or more of the votes attached to all of the Company's outstanding Voting Securities which may be cast to elect directors of the Company or the successor Company (regardless of whether a meeting has been called to elect directors);

For the purposes of the foregoing, "Voting Securities" means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Company, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities;

(g) "Charitable Organization" means "charitable organization" as defined in the Tax Act;

(h) "Committee" means such committee of the Board performing functions in respect of compensation as may be determined by the Board from time to time;

(i) "Company" means Rise Gold Corp., a company incorporated under the law of Nevada, and any of its successors;

(j) "Consultant" means, in relation to the Company, an individual (other than a Director, Officer or Employee of the Company or of any subsidiary of the Company) or entity that:

(i) is engaged to provide services to the Company or any subsidiary of the Company, other than services provided in relation to a distribution (as such term defined in the Securities Act);

(ii) provides the services under a written contract with the Company or any subsidiary of the Company; and

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or of any subsidiary of the Company;

(k) "Deferred Share Unit" or "DSU" means a right to receive on a deferred basis, in the Board's discretion, a payment in Shares or cash as provided in Section 5.3 hereof and subject to the terms and conditions of this Plan or the Prior Plan and the applicable Award Agreement;

(l) "Determination Date" means a date determined by the Board in its sole discretion but not later than 90 days after the expiry of a Performance Cycle;

(m) "Director" means a director of the Company or a subsidiary of the Company, or an individual performing a similar function or occupying a similar position for the Company or a subsidiary of the Company;

(n) "Disability" means any disability with respect to a Participant which the Board, in its sole and unfettered discretion, considers likely to prevent permanently the Participant from:

(i) being employed or engaged by the Company, its subsidiaries or another employer, in a position the same as or similar to that in which he was last employed or engaged by the Company or its subsidiaries; or

(ii) acting as a Director or Officer;

(o) "DSU Payment Date" has the meaning set out in Subsection 5.3.5;

(p) "Effective Date" has the meaning set out in Section 8;

(q) "Election Form" means the form to be completed by a Director specifying the amount of Fees he or she wishes to receive in DSUs under this Plan;

(r) "Eligible Charitable Organization" means:

(i) any Charitable Organization or Public Foundation which is a Registered Charity, but is not a Private Foundation; or

(ii) a Registered National Arts Service Organization;

(s) "Eligible Person" means a Director, Officer, Employee, Management Company Employee, Consultant of the Company or a subsidiary of the Company or Eligible Charitable Organization;

(t) "Employee" means:

(i) an individual who is considered an employee of the Company or a subsidiary of the Company under the Tax Act and for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source;

(ii) an individual who works full-time for the Company or a subsidiary of the Company providing services normally provided by an employee and who is subject to the same control and direction by the Company or a subsidiary of the Company over the details and methods of work as an employee of the Company or of the subsidiary, as the case may be, but for whom income tax deductions are not made at source; or

(iii) an individual who works for the Company or a subsidiary of the Company on a continuing and regular basis, providing services normally provided by an employee and who is subject to the same control and direction by the Company or a subsidiary of the Company over the details and methods of work as an employee of the Company or the subsidiary, as the case may be, but for whom income tax deductions are not made at source.

(u) "Exchange" means the Canadian Securities Exchange, and, if applicable, any other stock exchange on which the Shares are listed;

(v) "Extension Period" has the meaning set out in Section 5.4.5;

(w) "Fees"means the annual board retainer, chair fees, meeting attendance fees or any other fees payable to a Director by the Company;

(x) "Grant Date" means, for any Award, the date specified in an Award Agreement as the date on which an Award is granted;

(y) "Incentive Securities" means the Options, DSUs, RSUs, PSUs and SARs issuable to any Participant under this Plan or the Prior Plan;

(z) "Initial Shareholder Approval" has the meaning set out in Section 8;

(aa) "Investor Relations Activities" means "Investor Relations Activities" as defined in Policy 1 of the Canadian Securities Exchange;

(bb) "Investor Relations Service Provider" means any Consultant that performs Investor Relations Activities and any Director, Officer, Employee or Management Company Employee whose role and duties primarily consist of Investor Relations Activities;

(cc) "Management Company Employee" means an individual employed by a company providing management services to the Company, which services are required for the ongoing successful operation of the business enterprise of the Company;

(dd) "Market Price" means the market price per Share as determined by the Board, provided that if the Company is listed on an Exchange, such price shall not be less than the minimum price permitted by such Exchange and, while the Company is listed on the Canadian Securities Exchange such price shall not be less than the greater of: (i) $0.05; (ii) the closing market price per Share on the Trading Day prior to the Grant Date; and (iii) the closing market price per Share on the Grant Date, with respect to the pricing of Options.

(ee) "Officer" means:

(i) the chair or vice chair of the board of directors, or the chief executive officer, chief operating officer, chief financial officer, president, vice president, secretary, assistant secretary, treasurer, assistant treasurer or general manager of the Company or a subsidiary of the Company;

(ii) an individual who is designated as an officer under a bylaw or similar authority of the Company or a subsidiary of the Company, or

(iii) an individual who performs functions similar to those normally performed by an individual referred to in paragraphs (i) or (ii) directly above;

(ff) "Option" means an option to purchase Shares granted pursuant to, or governed by, this Plan or the Prior Plan;

(gg) "Prior Plan" means the Company's long-term incentive plan adopted by the Board on March 23, 2016;

(hh) "Participant" means any Eligible Person to whom Awards are granted;

(ii) "Participant's Account" means a notional account maintained for each Participant's participation in this Plan which will show any Incentive Securities credited to a Participant from time to time;

(jj) "Performance Criteria" means criteria established by the Board which, without limitation, may include criteria based on the Participant's personal performance and/or financial performance of the Company and its Subsidiaries, and that are to be used to determine the vesting of the PSUs;

(kk) "Performance Cycle" means the applicable performance cycle of the PSUs as may be specified by the Board in the applicable Award Agreement;

(ll) "Performance Share Unit" or "PSU" means a right awarded to a Participant to receive a payment in Shares as provided in Section 5.2 hereof and subject to the terms and conditions of this Plan or the Prior Plan and the applicable Award Agreement;

(mm) "Person" means any individual, corporation, partnership, association, joint- stock company, trust, unincorporated organization, or governmental authority or body;

(nn) "Private Foundation" means "private foundation" as defined in the Tax Act;

(oo) "Public Foundation" means "public foundation" as defined in the Tax Act;

(pp) "Registered Charity" means "registered charity" as defined in the Tax Act;

(qq) "Registered National Arts Service Organization" means "registered national arts service organization" as defined in the Tax Act;

(rr) "Related Person" means a person or an entity who, with respect to the Company, qualifies as a "related person" (as such term is defined under Section 2.22 of National Instrument 45-106 - Prospectus Exemptions);

(ss) "Restriction Period" means the time period between the Grant Date and the Vesting Date of an Award of RSUs specified by the Board in the applicable Award Agreement, which is subject to the requirements of this Plan with respect to vesting;

(tt) "Restricted Share Unit" or "RSU" means a right awarded to a Participant to receive a payment in Shares as provided in Section 5.1 hereof and subject to the terms and conditions of this Plan or the Prior Plan and the applicable Award Agreement;

(uu) "Retirement" means retirement from active employment with the Company or a subsidiary of the Company with the consent of an Officer;

(vv) "SAR Amount" has the meaning set out in Subsection 5.5.3;

(ww) "SAR Grant Price" has the meaning set out in Subsection 5.5.2;

(xx) "Security Based Compensation Plans" has the meaning set out in Subsection 4.1.1;

(yy) "Securities Act" means the Securities Act (British Columbia), as amended from time to time;

(zz) "Shares" means the common shares of the Company;

(aaa) "Stock Appreciation Right" or "SAR" means a right awarded to a Participant to receive a payment in Shares as provided in Subsection 5.5 hereof and subject to the terms and conditions of this Plan or the Prior Plan and the applicable Award Agreement;

(bbb) "Tax Act" means the Income Tax Act (Canada), as amended from time to time;

(ccc) "Trading Day" means any date on which the Canadian Securities Exchange (or other Exchange if the Shares are not listed on the Canadian Securities Exchange) is open for trading; and

(ddd) "Vesting Date" means, for any Award, the date when the Award is fully vested in accordance with the provisions of this Plan and the applicable Award Agreement.

SECTION 3 ADMINISTRATION

3.1 BOARD TO ADMINISTER PLAN. Except as otherwise provided herein, this Plan shall be administered by the Board and the Board shall have full authority to administer this Plan, including the authority to interpret and construe any provision of this Plan and to adopt, amend and rescind such rules and regulations for administering this Plan as the Board may deem necessary in order to comply with the requirements of this Plan.

3.2 DELEGATION TO COMMITTEE. All of the powers exercisable hereunder by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be delegated to and exercised by the Committee or such other committee as the Board may determine.

3.3 INTERPRETATION. All actions taken and all interpretations and determinations made or approved by the Board in good faith shall be final and conclusive and shall be binding on the Participants and the Company, subject to any required approval of the Exchange.

3.4 NO LIABILITY. No Director shall be personally liable for any action taken or determination or interpretation made or approved in good faith in connection with this Plan and the Directors shall, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of this Plan and of the rules and regulations established for administering this Plan. All costs incurred in connection with this Plan shall be for the account of the Company.

SECTION 4 SHARES AVAILABLE FOR AWARDS

4.1 LIMITATIONS ON SHARES AVAILABLE FOR ISSUANCE.

4.1.1 The maximum aggregate number of Shares issuable in respect of all Incentive Securities granted or issued under this Plan and all of the Company's other previously established or proposed security based compensation plans (collectively, "Security Based Compensation Plans"), at any point in time, shall not exceed ten percent (10%) of the total number of issued and outstanding Shares on a non-diluted basis at such point in time.

4.1.2 The maximum aggregate number of Shares issuable to any one Related Person at any point in time, in respect of all Incentive Securities granted or issued under Security Based Compensation Plans shall not exceed five percent (5%) of the issued and outstanding Shares on a non-diluted basis on the Grant Date, unless the Company has obtained the requisite disinterested shareholder approval.

4.1.3 The maximum aggregate number of Shares issuable to all Related Persons at any point in time, in respect of all Incentive Securities granted or issued under Security Based Compensation Plans shall not exceed ten percent (10%) of the issued and outstanding Shares on a non-diluted basis on the Grant Date, unless the Company has obtained the requisite disinterested shareholder approval.

4.1.4 The maximum aggregate number of Shares issuable to any one Related Person and the Associates of the Related Person, in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed five percent (5%) of the issued and outstanding Shares on a non-diluted basis on the Grant Date, unless the Company has obtained the requisite disinterested shareholder approval.

4.1.5 The maximum aggregate number of Shares issuable to all Related Persons in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed ten percent (10%) of the issued and outstanding Shares on a non-diluted basis on the Grant Date, unless the Company has obtained the requisite disinterested shareholder approval.

4.1.6 The maximum aggregate number of Shares issuable to all Investor Relations Service Providers in respect of all Incentive Securities granted or issued under Security Based Compensation Plans in any twelve (12) month period, shall not exceed two percent (2%) of the issued and outstanding Shares on a non-diluted basis on the Grant Date.

4.2 ACCOUNTING FOR AWARDS.

4.2.1 The number of Shares underlying an Award, or to which such Award relates, shall be counted on the Grant Date of such Award against the aggregate number of Shares available for granting or issuing Awards under this Plan. For the purposes of calculating the number of Shares reserved for issuance under this Plan, each Option and each SAR shall be counted as reserving one Share under the Plan, and notwithstanding that the settlement of any RSU, DSU and PSU may be completed in cash, each RSU, DSU and PSU shall, in each case, be counted as reserving one Share under this Plan.

4.2.2 As this Plan is an evergreen plan, the number of Incentive Securities issuable under this Plan will replenish in an amount equal to the number of Shares issued pursuant to the exercise or vesting, as applicable, of such Incentive Securities at any point in time. Notwithstanding anything herein to the contrary, any Shares related to Awards which have been settled in cash, cancelled, surrendered, forfeited, expired or otherwise terminated without the issuance of such Shares shall be available again for granting Awards under this Plan.

4.3 ADJUSTMENTS. If the number of outstanding Shares is increased or decreased as a result of a Share split or consolidation, or any adjustment is required to an Award granted or issued under this Plan pursuant to an amalgamation, merger, arrangement, reorganization, recapitalization, spin-off, dividend or other distribution, the Board may make appropriate adjustments, in accordance with the terms of this Plan, the policies of the Exchange, and applicable laws, to the number and price (or other basis upon which an Award is measured) of Incentive Securities credited to a Participant. Any determinations by the Board as to the required adjustments shall be made in its sole discretion and all such adjustments shall be conclusive and binding for all purposes under this Plan.

4.4 PRIOR PLAN. As of the Effective Date, Awards which are outstanding under the Prior Plan shall continue to be exercisable and shall be deemed to be governed by and be subject to the terms and conditions of this Plan except to the extent that the terms of this Plan are more restrictive than the terms of the Prior Plan under which such Awards were originally granted, in which case the Prior Plan shall govern.

4.5 RESALE RESTRICTIONS. All Incentive Securities shall be subject to any applicable resale restrictions pursuant to applicable securities laws. In addition, Incentive Securities and Shares underlying Incentive Securities must be subject to a hold period of four (4) months commencing on the date of distribution of the applicable Incentive Security unless written approval to issue the Incentive Security without the hold period is obtained from the Exchange, and the Award Agreement shall contain any applicable resale restriction or hold period.

4.6 BONA FIDE PARTICIPANTS. In respect of Awards granted to Employees, Consultants or Management Company Employees, the Company and the Participant is representing herein and in the applicable Award Agreement that the Participant is a bona fide Employee, Consultant, Consultant Company or Management Company Employee, as the case may be, of the Company or a subsidiary of the Company. The execution of an Award Agreement shall constitute conclusive evidence that it has been completed in compliance with this Plan.

SECTION 5. AWARDS

5.1 RESTRICTED SHARE UNITS

5.1.1 ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of RSUs to Eligible Persons who are not Eligible Charitable Organizations. RSUs granted to a Participant shall be credited, as of the Grant Date, to the Participant's Account. The number of RSUs to be credited to each Participant shall be determined by the Board in its sole discretion in accordance with this Plan. Each RSU shall, contingent upon the lapse of any restrictions, represent one (1) Share, unless otherwise specified in the applicable Award Agreement. The number of RSUs granted pursuant to an Award and the Restriction Period in respect of such RSUs shall be specified in the applicable Award Agreement.

5.1.2 RESTRICTIONS. RSUs shall be subject to such restrictions as the Board, in its sole discretion, may establish in the applicable Award Agreement, which restrictions may lapse separately or in combination at such time or times and on such terms, conditions and satisfaction of objectives as the Board may, in its discretion, determine at the time an Award is granted.

5.1.3 VESTING. All RSUs will vest and become payable by the issuance of Shares at the end of the Restriction Period if all applicable restrictions have lapsed, as such restrictions may be specified in the Award Agreement.

5.1.4 CHANGE OF CONTROL. Unless otherwise determined by the Board, in the event of a Change of Control, all restrictions upon any RSUs shall lapse immediately and all such RSUs shall become fully vested in the Participant and will accrue to the Participant in accordance with Subsection 5.1.9.

5.1.5 DEATH. Other than as may be set forth in the applicable Award Agreement, upon the death of a Participant, any RSUs granted to such Participant which, prior to the Participant's death, have not vested, will be immediately and automatically forfeited and cancelled without further action and without any cost or payment, and the Participant or his or her estate, as the case may be, shall have no right, title or interest therein whatsoever. Any RSUs granted to such Participant which, prior to the Participant's death, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant's estate in accordance with Subsection 5.1.9 hereof.

5.1.6 TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, all RSUs granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date of termination determined by the Board.

(b) Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination or due to Retirement by the Participant, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, unless the applicable Award Agreement provides otherwise and subject to the provisions below, all RSUs granted to the Participant under this Plan that have not vested will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date of termination determined by the Board, provided, however, that any RSUs granted to such Participant which, prior to the Participant's termination without cause, voluntary termination, Retirement or termination of agreement, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant in accordance with Subsection 5.1.9 hereof.

5.1.7 DISABILITY. Where a Participant becomes afflicted by a Disability, all RSUs granted to the Participant under this Plan will continue to vest in accordance with the terms of such RSUs, provided, however, that no RSUs may be redeemed during a leave of absence. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, unless the applicable Award Agreement provides otherwise and subject to the provisions below, all RSUs granted to the Participant under this Plan that have not vested will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date of termination determined by the Board, provided, however, that any RSUs granted to such Participant that, prior to the Participant's termination due to Disability, had vested pursuant to term of the applicable Award Agreement will accrue to the Participant in accordance with Subsection 5.1.9 hereof.

5.1.8 CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, any RSUs granted to the Participant under this Plan that have not yet vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Cessation Date, provided, however, that any RSUs granted to such Participant which, prior to the Cessation Date for any reason, had vested pursuant to the terms of the applicable Award Agreement will accrue to the Participant in accordance with Subsection 5.1.9 hereof.

5.1.9 PAYMENT OF AWARD. As soon as practicable after each Vesting Date of an Award of RSUs, and subject to the applicable Award Agreement, the Company shall issue from treasury to the Participant, or if Subsection 5.1.5 applies, to the Participant's estate, a number of Shares equal to the number of RSUs credited to the Participant's Account that become payable on the Vesting Date. As of the Vesting Date, the RSUs in respect of which such Shares are issued shall be cancelled and no further payments shall be made to the Participant under this Plan in relation to such RSUs. Such payments shall be made entirely in Shares, unless otherwise provided for in the applicable Award Agreement.

5.2 PERFORMANCE SHARE UNITS

5.2.1 ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of PSUs to Eligible Persons who are not Eligible Charitable Organizations. PSUs granted to a Participant shall be credited, as of the Grant Date, to the Participant's Account. The number of PSUs to be credited to each Participant shall be determined by the Board, in its sole discretion, in accordance with this Plan. Each PSU shall, contingent upon the attainment of the Performance Criteria within the Performance Cycle, represent one (1) Share, unless otherwise specified in the applicable Award Agreement. The number of PSUs granted pursuant to an Award, the Performance Criteria that must be satisfied in order for the PSUs to vest and the Performance Cycle in respect of such PSUs shall be specified in the applicable Award Agreement.

5.2.2 PERFORMANCE CRITERIA. The Board will select, settle and determine the Performance Criteria (including without limitation the attainment thereof), for purposes of the vesting of the PSUs, in its sole discretion. An Award Agreement may provide the Board with the right, during a Performance Cycle or after it has ended, to revise the Performance Criteria and the Award amounts if unforeseen events (including, without limitation, changes in capitalization, an equity restructuring, an acquisition or a divestiture) occur which have a substantial effect on the financial results and which in the sole judgment of the Board make the application of the original Performance Criteria unfair or inappropriate unless a revision is made. Notices will be provided by the Company to the Exchange, if required, with respect to the foregoing.

5.2.3 VESTING. All PSUs will vest and become payable to the extent that the Performance Criteria set forth in the Award Agreement are satisfied for the Performance Cycle, the determination of which shall be made by the Board on the Determination Date.

5.2.4 CHANGE OF CONTROL. Unless otherwise determined by the Board, in the event of a Change of Control, all PSUs granted to a Participant shall become fully vested in such Participant (without regard to the attainment of any Performance Criteria) and shall become payable to the Participant in accordance with Subsection 5.2.9 hereof.

5.2.5 DEATH. Other than as may be set forth in the applicable Award Agreement and below, upon the death of a Participant, all PSUs granted to the Participant which, prior to the Participant's death, have not vested, will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant or his or her estate, as the case may be, shall have no right, title or interest therein whatsoever, provided, however, the Board may determine, in its sole discretion, the number of the Participant's PSUs that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The PSUs that the Board determines to have vested shall become payable in accordance with Subsection 5.2.9 hereof.

5.2.6 TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, all PSUs granted to the Participant under this Plan will immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the date of termination determined by the Board.

(b) Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination or due to Retirement by the Participant, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, unless the applicable Award Agreement provides otherwise and subject to the provisions below, all PSUs granted to the Participant which, prior to the Participant's termination, have not vested, will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the date of termination determined by the Board, provided, however, the Board may determine, in its sole discretion, the number of the Participant's PSUs that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The PSUs that the Board determines to have vested shall become payable in accordance with Subsection 5.2.9 hereof.

5.2.7 DISABILITY. Where a Participant becomes afflicted by a Disability, all PSUs granted to the Participant under this Plan will continue to vest in accordance with the terms of such PSUs, provided, however, that no PSUs may be redeemed during a leave of absence. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, unless the applicable Award Agreement provides otherwise and subject to the provisions below, all PSUs granted to the Participant under this Plan that have not vested will immediately and automatically be forfeited and cancelled without further action and without any cost or payment, and the Participant shall have no right, title or interest therein whatsoever as of the date of termination determined by the Board, provided, however, that the Board may determine, in its sole discretion, the number of the Participant's PSUs that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The PSUs that the Board determines to have vested shall become payable in accordance with Subsection 5.2.9 hereof.

5.2.8 CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, any PSUs granted to the Participant under this Plan that have not yet vested will, unless the applicable Award Agreement provides otherwise and subject to the provisions below, immediately terminate without payment, be forfeited and cancelled and shall be of no further force or effect as of the Cessation Date, provided, however, that the Board may determine, in its sole discretion, the number of the Participant's PSUs that will vest based on the extent to which the applicable Performance Criteria set forth in the Award Agreement have been satisfied in that portion of the Performance Cycle that has lapsed. The PSUs that the Board determines to have vested shall become payable in accordance with Subsection 5.2.9 hereof.

5.2.9 PAYMENT OF AWARD. Subject to the applicable Award Agreement, payment to Participants in respect of vested PSUs shall be made after the Determination Date for the applicable Award and in any case within ninety (90) days after the last day of the Performance Cycle to which such Award relates. Such payments shall be made entirely in Shares, unless otherwise provided for in the applicable Award Agreement. The Company shall issue from treasury to the Participant, or if Subsection 5.2.5 applies, to the Participant's estate, a number of Shares equal to the number of PSUs that have vested. As of the Vesting Date, the PSUs in respect of which such Shares are issued shall be cancelled and no further payments shall be made to the Participant under this Plan in relation to such PSUs.

5.2.10 PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS. At the time that a PSU is first issued, the Board, in the Award Agreement or in another written document, may specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Cycle or Restriction Period, as the case may be: (A) judgments entered or settlements reached in litigation; (B) the write down of assets; (C) the impact of any reorganization or restructuring; (D) the impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results; (E) extraordinary non-recurring items as may be described in the Company's management's discussion and analysis of financial condition and results of operations for the applicable financial year; (F) the impact of any mergers, acquisitions, spin-offs or other divestitures; (G) foreign exchange gains and losses; and (H) other extraordinary events having a similar impact on a Participant's ability to satisfy Performance Criteria, as determined in the discretion of the Board.

5.2.11 ADJUSTMENT OF PERFORMANCE SHARE UNITS. The Board shall have the sole discretion to adjust the determination of the degree of attainment of the pre-established Performance Criteria or restrictions, as the case may be, as may be set out in the applicable Award Agreement governing the relevant PSU. Notwithstanding any provision herein to the contrary, the Board may not make any adjustment or take any other action with respect to any PSU that will increase the amount payable under any such PSU. The Board shall retain the sole discretion to adjust PSUs downward or to otherwise reduce the amount payable with respect to any Award of PSUs.

5.3 DEFERRED SHARE UNITS

5.3.1 ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of DSUs to Eligible Persons. DSUs granted to a Participant shall be credited, as of the Grant Date, to the Participant's Account. The number of DSUs to be credited to each Participant shall be determined by the Board in its sole discretion in accordance with this Plan. Each DSU shall, contingent upon the occurrence of the applicable vesting criteria, represent one (1) Share. Each DSU grant shall be evidenced by an Award Agreement that shall specify the number of DSUs granted pursuant to an Award and the vesting criteria in respect of such DSUs, and any other provisions as the Board shall determine, including, but not limited to the specification that the Board will pay cash equal to the value of the vested Shares upon settlement of the Award in lieu of any settlement by issuance of Shares pursuant to Subsection 5.3.5. In the absence of any specification of the method of settlement in the Award Agreement, any Award of DSUs may be settled in either Shares or cash in the Board's discretion.

5.3.2 ELECTION BY DIRECTORS. Each Director may elect to receive any part or all of his or her Fees in DSUs under this Plan. Elections by Participants regarding the amount of their Fees that they wish to receive in DSUs shall be made no later than 90 days after this Plan is adopted by the Board, and thereafter no later than December 31 of any given year with respect to Fees for the following year. Any Director who becomes a Participant during a fiscal year and wishes to receive an amount of his or her Fees for the remainder of that year in DSUs must make his or her election within 60 days of becoming a Director.

5.3.3 CALCULATION. In the case of an election by a Director, the number of DSUs to be credited to the Participant's Account shall be calculated by dividing the amount of Fees selected by a Director in the applicable Election Form by the Market Price on the Grant Date, or if more appropriate, another trading range that best represents the period for which the award was earned (subject to minimum pricing requirements of the Exchange). If, as a result of the foregoing calculation, a Participant shall become entitled to a fractional DSU, the Participant shall only be credited with a full number of DSUs (rounded down) and no payment or other adjustment will be made with respect to the fractional DSU.

5.3.4 CHANGE OF CONTROL. Unless otherwise determined by the Board, in the event of a Change of Control, all DSUs granted to a Participant shall become fully vested in such Participant and shall become payable to the Participant in accordance with Subsection 5.3.5 hereof.

5.3.5 PAYMENT OF AWARD. After the effective date that the Participant ceases to be an Eligible Person for any reason or any earlier vesting period(s) as may be set forth in the applicable Award Agreement, each Participant shall be entitled to receive on the DSU Payment Date that number of Shares equal to the number of DSUs credited to the Participant's Account, such Shares to be issued from treasury of the Company, or, as otherwise determined by the Board, a cash amount equal to the value of the vested Shares. The aforementioned payment will occur on the date (the "DSU Payment Date") that is one of two (2) dates designated by the Participant and communicated to the Company by the Participant in writing at least fifteen (15) days prior to the designated day (or such earlier date as the Participant and the Company may agree, which dates shall be no earlier than then ninetieth (90) day following the year of the Cessation Date and no later than the end of the calendar year following the year of the Cessation Date, or any earlier period in which the DSUs vested, as the case may be) and if no such notice is given, then on the first anniversary of the Cessation Date or any earlier period on which the DSUs vested, as the case may be, at the sole discretion of the Participant.

5.3.6 DEATH. Upon death of a Participant, the Participant's estate shall be entitled to receive, within 120 days after the Participant's death and at the sole discretion of the Board, such Shares that would have otherwise been payable in accordance with Subsection 5.3.5 hereof to the Participant upon such Participant ceasing to be an Eligible Person.

5.4 OPTIONS

5.4.1 ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of Options to Eligible Persons. Options granted to a Participant shall be credited, as of the Grant Date, to the Participant's Account. The number of Options to be credited to each Participant shall be determined by the Board in its sole discretion in accordance with this Plan. Each vested Option shall represent the right to purchase one (1) Share in accordance with its terms and the terms of this Plan. The number of Options granted pursuant to an Award shall be specified in the applicable Award Agreement.

5.4.2 EXERCISE PRICE. The exercise price of the Options shall be determined by the Board at the time the Option is granted. In no event shall such exercise price be lower than the Market Price permitted by the Exchange. The Board shall not reprice any Options granted under this Plan, or cancel and later grant new Options under this Plan, except in accordance with the rules and policies of the Exchange.

5.4.3 TIME AND CONDITIONS OF EXERCISE. The Board shall determine the time or times at which an Option may be exercised in whole or in part. The Board shall also determine the vesting, performance and/or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

5.4.4 EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement. The Award Agreement shall reflect the Board's determinations regarding the exercise price, time and conditions of exercise (including vesting provisions) and such additional provisions as may be specified by the Board.

5.4.5 EXERCISE. The exercise of any Option will be contingent upon receipt by the Company of a written notice of exercise in the manner and in the form set forth in the applicable Award Agreement, which written notice shall specify the number of Shares with respect to which the Option is being exercised, and which shall be accompanied by a cheque, bank draft or other method of cash payment as is acceptable to the Company for the full purchase price of such Shares with respect to which the Option is exercised. Certificates for such Shares shall be issued and delivered to the Participant within a reasonable time following the receipt of such notice and payment. Neither the Participants nor their legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares unless and until the certificates for the Shares issuable pursuant to Options under this Plan are issued to such Participants under the terms of this Plan. In the event that the expiry date of an Option falls during a Blackout Period, the expiry date of such Option shall automatically be extended to a date which is ten (10) Trading Days following the end of such Blackout Period (the "Extension Period"), subject to no cease trade order being in place under applicable securities laws; provided that if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) Trading Days following the end of the last imposed Blackout Period.

5.4.6 CHANGE OF CONTROL. In the event of a Change of Control, each outstanding Option, to the extent that it has not otherwise become vested and exercisable, and subject to the applicable Award Agreement, shall automatically become fully and immediately vested and exercisable, without regard to any other applicable vesting requirement.

5.4.7 DEATH. Where a Participant shall die, any Option held by such Participant at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Participant under the Option shall pass by the will of the Participant or the laws of descent and distribution for a period of 120 days after the date of death of the Participant or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date of death of such Participant.

5.4.8 TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, no Option held by such Participant shall be exercisable from the date of termination determined by the Board.

(b) Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination or due to Retirement by the Participant, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any Option held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the date of termination determined by the Board (subject to any longer period set out in the applicable Award Agreement or as determined by the Board) or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date of termination determined by the Board.

(c) Where a Participant becomes afflicted by a Disability, all Options granted to the Participant under this Plan will continue to vest in accordance with the terms of such Options. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, unless the applicable Award Agreement provides otherwise and subject to the provisions below, any Option held by such Participant shall remain exercisable for a period of 120 days after the date of termination determined by the Board (subject to any longer period set out in the applicable Award Agreement or as determined by the Board) or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option at the date of termination determined by the Board.

5.4.9 CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, any Option held by such Participant at such time shall, subject to the applicable Award Agreement and the provisions below, remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the Cessation Date (subject to any longer period set out in the applicable Award Agreement or as determined by the Board) or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option as of the Cessation Date. Where, in the case of Directors, a Participant becomes afflicted by a Disability, all Options granted to the Participant under this Plan will continue to vest in accordance with the terms of such Options, provided that if a Participant ceases to be a Director due to Disability, subject to the applicable Award Agreement, any Option held by such Participant shall remain exercisable for a period of 120 days after the Cessation Date (subject to any longer period set out in the applicable Award Agreement or as determined by the Board) or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option as of the Cessation Date.

5.4.10 ELIGIBLE CHARITABLE ORGANIZATIONS. Where, in the case of Eligible Charitable Organizations, a Participant ceases to be an Eligible Person due to no longer being an Eligible Charitable Organization, any Option held by such Participant at such time shall, subject to the applicable Award Agreement and the provisions below, remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the Cessation Date (subject to any longer period set out in the applicable Award Agreement or as determined by the Board) or prior to the expiration of the Option, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the Option as of the Cessation Date.

5.5 STOCK APPRECIATION RIGHTS

5.5.1 ELIGIBILITY AND PARTICIPATION. Subject to the provisions of this Plan and such other terms and conditions as the Board may determine, the Board may, from time to time, in its discretion, grant Awards of SARs to Eligible Persons. SARs granted to a Participant shall be credited, as of the Grant Date, to the Participant's Account. The number of SARs to be credited to each Participant shall be determined by the Board in its sole discretion in accordance with this Plan. The number of SARs granted pursuant to an Award shall be specified in the applicable Award Agreement.

5.5.2 SAR GRANT PRICE. The exercise price of the SAR (the "SAR Grant Price") shall be determined by the Board at the time the SAR is granted. In no event shall the SAR Grant Price be lower than the Market Price. The Board shall not reprice the SAR Grant Price of any SAR granted under this Plan, except in accordance with the rules and policies of the Exchange. For greater certainty, the Company will be required to obtain disinterested shareholder approval in accordance with the Policy in respect of any reduction in the SAR Grant Price applicable to SARs granted to any Participant if the Participant is an Insider at the time of the proposed reduction.

5.5.3 PAYMENT.

(a) Subject to the provisions hereof, a SAR is the right to receive a payment in Shares equal to the excess, if any, of:

(i) the Market Price at the date such SAR is exercised; over

(ii) the SAR Grant Price,

multiplied by the number of Shares in respect of which the SAR is being exercised (less any amount required to be withheld for taxes by applicable law) (the "SAR Amount").

(b) For greater clarity, the actual number of Shares to be granted to the Participant pursuant to Subsection 5.5.3(a) shall be equal to the aggregate SAR Amount divided by the Market Price at the time of exercise.

(c) Notwithstanding the foregoing, in the sole discretion of the Board, the Award Agreement may provide that the Company may elect to satisfy the exercise of a SAR (in whole or in part) by paying to the Participant cash in an amount equal to the SAR Amount in lieu of Shares.

5.5.4 TERMS OF SARs. SARs shall be granted on such terms as shall be determined by the Board and set out in the Award Agreement (including any terms pertaining to vesting and settlement), provided the term of any SAR granted under this Plan shall not exceed ten (10) years.

5.5.5 EXERCISE. The exercise of any SAR will be contingent upon receipt by the Company of a written notice of exercise in the manner and in the form set forth in the applicable Award Agreement, which written notice shall specify the number of Shares with respect to which the SAR is being exercised. If the Participant is to receive Shares, certificates for such Shares shall be issued and delivered to the Participant within a reasonable time following the receipt of such notice. Neither the Participant nor his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares unless and until the certificates for the Shares issuable pursuant to SARs under this Plan are issued to such Participant under the terms of this Plan. In the event that the expiry date of a SAR falls during a Blackout Period, the expiry date of such SAR shall automatically be extended to the Extension Period, subject to no cease trade order being in place under applicable securities laws; provided that if an additional Blackout Period is subsequently imposed by the Company during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such SAR within ten (10) business days following the end of the last imposed Blackout Period.

5.5.6 CHANGE OF CONTROL. Unless otherwise determined by the Board, in the event of a Change of Control, all SAR's granted to a Participant shall become fully vested in such Participant and shall become exercisable by the Participant in accordance with Subsection 5.5.5 hereof, provided that no acceleration of vesting of SARs upon a Change of Control can occur prior to the date that is one year from the date of grant of such SARs unless the Participant ceases to be an Eligible Person in connection with such Change of Control.

5.5.7 DEATH. Where a Participant shall die while holding a SAR, any SAR held by such Participant at the date of death shall be exercisable in whole or in part only by the person or persons to whom the rights of the Participant under the SAR shall pass by the will of the Participant or the laws of descent and distribution for a period of 120 days after the date of death of the Participant or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the date of death of such Participant.

5.5.8 TERMINATION OF EMPLOYMENT OR SERVICE.

(a) Where a Participant's employment is terminated by the Company or a subsidiary of the Company for cause, or where a Participant's consulting agreement is terminated as a result of the Participant's breach, no SAR held by such Participant shall be exercisable from the date of termination determined by the Board.

(b) Where a Participant's employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination or due to Retirement by the Participant, or where a Participant's consulting agreement is terminated for a reason other than the Participant's breach, any SAR held by such Participant at such time shall remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the date of termination determined by the Board (subject to any longer period set out in the applicable Award Agreement, which period shall not, in any event, exceed twelve (12) months from the date of termination determined by the Board) or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the date of termination determined by the Board.

(c) Where a Participant becomes afflicted by a Disability, all SARs granted to the Participant under this Plan will continue to vest in accordance with the terms of such SARs. Where a Participant's employment or consulting agreement with the Company or a subsidiary of the Company is terminated due to Disability, subject to the applicable Award Agreement, any SAR held by such Participant shall remain exercisable for a period of 120 days after the date of termination determined by the Board (subject to any longer period set out in the applicable Award Agreement, which period shall not, in any event, exceed twelve (12) months from the date of termination determined by the Board) or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR at the date of termination determined by the Board.

5.5.9 CESSATION OF DIRECTORSHIP. Where, in the case of Directors, a Participant ceases to be a Director for any reason, any SAR held by such Participant at such time shall, subject to the applicable Award Agreement and the provisions below, remain exercisable in full at any time, and in part from time to time, for a period of 90 days after the Cessation Date or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR as of the Cessation Date. Where, in the case of Directors, a Participant becomes afflicted by a Disability, all SARs granted to the Participant under this Plan will continue to vest in accordance with the terms of such SARs, provided that if a Participant ceases to be a Director due to Disability, subject to the applicable Award Agreement, any SAR held by such Participant shall remain exercisable for a period of 120 days after the Cessation Date or prior to the expiration of the exercise period in respect of the SAR, whichever is sooner, and then only to the extent that such Participant was entitled to exercise the SAR as of the Cessation Date.

5.6 GENERAL TERMS APPLICABLE TO AWARDS

5.6.1 FORFEITURE EVENTS. The Board will specify in an Award Agreement at the time of the Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company policies, fraud, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

5.6.2 AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Without limiting this Subsection 5.6, Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for any other Award. Awards granted in addition to or in tandem with other Awards, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

5.6.3 NON-TRANSFERABILITY OF AWARDS. No Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company. The Company does not intend to make Awards assignable or transferable, except where required by law or in certain estate proceedings described herein.

5.6.4 CONDITIONS AND RESTRICTIONS UPON SECURITIES SUBJECT TO AWARDS. The Board may provide that the Shares issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Board in its sole discretion may specify, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law; (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant; (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

5.6.5 SHARE CERTIFICATES. All Shares delivered under this Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under this Plan or the rules, regulations, and other requirements of any securities commission, the Exchange, and any applicable securities legislation, regulations, rules, policies or orders, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

5.6.6 CONFORMITY TO PLAN. In the event that an Award is granted which does not conform in all particulars with the provisions of this Plan, or purports to grant an Award on terms different from those set out in this Plan, the Award shall not be in any way void or invalidated, but the Award shall be adjusted by the Board to become, in all respects, in conformity with this Plan.

SECTION 6 AMENDMENT AND TERMINATION

6.1 SHAREHOLDER APPROVAL OF PLAN. The Company must obtain shareholder approval of the Plan: (i) within three years after institution; and (ii) within every three years thereafter. The shareholder approval requirements and related matters are set out in section 8.1 of this Plan.

6.2 AMENDMENTS AND TERMINATION OF THIS PLAN. The Board may at any time or from time to time, in its sole and absolute discretion, amend, suspend, terminate or discontinue this Plan and may amend the terms and conditions of any Awards granted hereunder, subject to (a) any required approval of any applicable regulatory authority or the Exchange, and (b) any required approval of shareholders of the Company in accordance with the rules and policies of the Exchange or applicable law. Without limitation, shareholder approval shall not be required for the following amendments:

6.2.1 amendments to fix typographical errors;

6.2.2 amendments to clarify existing provisions of the Plan that do not have the effect of altering the scope, nature and intent of such provisions; and

6.2.3 amendments that are necessary to comply with applicable law or the requirements of the Exchange.

If this Plan is terminated, Awards granted or issued prior to the date of termination shall remain outstanding and in effect in accordance with their applicable terms and conditions.

6.3 AMENDMENTS TO AWARDS. In accordance with the policies of the Exchange, the terms of an Award may not be amended once issued, unless otherwise approved by the Exchange and subject to compliance with applicable laws. In the event Exchange approval is received for the amendment of an Award, no amendment shall be made which would impair the rights of any Participant, without such Participant's consent, provided that no such consent shall be required if the amendment is: (a) either required or advisable in respect of compliance with any law, regulation or requirement of any accounting standard; or (b) not reasonably likely to significantly diminish the benefits provided under such Award.

6.4 CANCELLATION OF AWARDS. In accordance with the policies of the Exchange, if an Award is cancelled prior to its expiry date, the Company shall not grant new Awards to the same Participant until 30 days have elapsed from the date of cancellation.

SECTION 7 GENERAL PROVISIONS

7.1 NO RIGHTS TO AWARDS. No Eligible Person shall have any claim to be granted any Award under this Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Eligible Persons under this Plan. The terms and conditions of Awards need not be the same with respect to each recipient, subject to compliance with the terms of this Plan.

7.2 WITHHOLDING. The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under this Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under this Plan and to take such other action as may be necessary in the opinion of the Company to satisfy statutory withholding obligations for the payment of such taxes. Without in any way limiting the generality of the foregoing, whenever cash is to be paid on the redemption, exercise or vesting of an Award, the Company shall have the right to deduct from all cash payments made to a Participant any taxes required by law to be withheld with respect to such payments. Whenever Shares are to be delivered on the redemption, exercise or vesting of an Award, the Company shall have the right to deduct from any other amounts payable to the Participant any taxes required by law to be withheld with respect to such delivery of Shares, or if any payment due to the Participant is not sufficient to satisfy the withholding obligation, to require the Participant to remit to the Company in cash an amount sufficient to satisfy any taxes required by law to be withheld. At the sole discretion of the Board, a Participant may be permitted to satisfy the foregoing requirement by:

7.2.1 electing to have the Company withhold from delivery Shares having a value equal to the amount of tax required to be withheld, or

7.2.2 delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or a portion of the Shares and to deliver to the Company from the sales proceeds an amount sufficient to pay the required withholding taxes.

7.3 NO LIMIT ON OTHER SECURITY-BASED COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Company or a subsidiary of the Company from adopting or continuing in effect other security-based compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

7.4 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a Participant from employment, free from any liability, or any claim under this Plan, unless otherwise expressly provided in this Plan or in any Award Agreement.

7.5 NO RIGHT AS SHAREHOLDER. Neither the Participant nor any representatives of a Participant's estate shall have any rights whatsoever as shareholders in respect of any Shares covered by such Participant's Award, until the date of issuance of a share certificate to such Participant or representatives of a Participant's estate for such Shares.

7.6 CURRENCY. Unless expressly stated otherwise, all dollars amounts in this Plan are in Canadian dollars.

7.7 GOVERNING LAW. This Plan and all of the rights and obligations arising herefrom shall be interpreted and applied in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

7.8 SEVERABILITY. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of this Plan and any such Award shall remain in full force and effect.

7.9 NO TRUST OR FUND CREATED. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured creditor of the Company.

7.10 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Board shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

7.11 HEADINGS. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

7.12 NO REPRESENTATION OR WARRANTY. The Company makes no representation or warranty as to the value of any Award granted pursuant to this Plan or as to the future value of any Shares issued pursuant to any Award.

7.13 NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may, in its discretion, endeavor to (i) qualify an Award for favourable Canadian tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

7.14 CONFLICT WITH AWARD AGREEMENT. In the event of any inconsistency or conflict between the provisions of this Plan and an Award Agreement, the provisions of this Plan shall govern for all purposes.

7.15 COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

7.15.1 obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

7.15.2 completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 8 EFFECTIVE DATE OF THIS PLAN AND SHAREHOLDER APPROVAL

8.1 EFFECTIVE DATE AND SHAREHOLDER APPROVAL. This Plan shall become effective upon the date (the "Effective Date") of approval by the Board and will remain subject to initial shareholder approval ("Initial Shareholder Approval"), provided that, if the Company grants or issues Awards under this Plan that it would not otherwise be permitted to grant under its existing Option Plan prior to Initial Shareholder Approval having been obtained, the Company must also obtain specific (and separate) shareholder approval for such grants or issuances. If Initial Shareholder Approval is obtained after the Effective Date, no right under any Award (other than an Option, which was or could have been granted under the existing Option Plan) that is granted or issued under this Plan prior to such shareholder approval may vest or be exercised, as applicable, before the date on which Initial Shareholder Approval and shareholder approval for such grants or issuances (as applicable) are obtained. Shareholder approval of this Plan must be obtained within three years after the date on which Initial Shareholder Approval is obtained and within every three years thereafter. If requisite shareholder approvals following Initial Shareholder Approval are not obtained, all unallocated Awards must be cancelled and the Company must not be permitted to grant further Awards.

Approved by the Board of Directors of the Company effective October 17, 2025.

Approved by the shareholders of the Company on ________, 2025

RISE GOLD CORP.

ODYSSEY

Form of Proxy – Annual General Meeting to be held on November 19, 2025

United Kingdom Building
350 – 409 Granville Street
Vancouver BC V6C 1T2

Appointment of Proxyholder
I/We being the undersigned holder(s) of **RISE GOLD CORP (the "Corporation")** hereby appoint **Joseph E. Mullin III**, President and Chief Executive Officer of the Corporation failing this person, **Mihai Draguleasa,** Chief Financial Officer and Treasurer of the Corporation.

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the **Annual General** Meeting of Rise Gold Corp. to be held at **15th Floor, 1111 West Hastings, Vancouver, British Columbia, Canada, V6E 2J3, on Wednesday, November 19, 2025, at 10:00 a.m. (Pacific time)** or at any adjournment thereof.

	For	Against
1. **Number of Directors.** To set the number of directors to be elected at the Meeting to at five (5).	☐	☐

2. **Election of Directors.**

	For	Withhold
a. **Daniel Oliver Jr**	☐	☐
b. **Joseph E. Mullin III**	☐	☐
c. **Thomas I. Vehrs**	☐	☐
d. **Lawrence W. Lepard**	☐	☐
e. **Clynton R. Nauman**	☐	☐

	For	Withhold
3. **Appointment of Auditors.** To approve the appointment of Davidson & Company LLP, Chartered Professional Accountants as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration of the auditors.	☐	☐

	For	Against
4. **Advisory Vote (Say on Pay).** To approve, on a non-binding advisory basis, the compensation of the Corporation's named executive officers for the fiscal year ended July 31, 2025.	☐	☐
5. **Approval of long-term incentive plan.** To consider and if deemed appropriate, to approve an ordinary resolution to ratify, confirm and approve the Corporation's new "10% rolling" long-term incentive plan, for a three-year period, as described in the Information Circular.	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by Management.**

Signature(s): ____________________

Date ____________
MM / DD / YY

Interim Financial Statements – Check the box to the right if you would like to RECEIVE interim financial statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to **RECEIVE** the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

DN:

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10.00 AM, Pacific Time, on November 17, 2025.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

To Vote Your Proxy Online please visit:
https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.